Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended December 31, 2006

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national or local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget; governmental approvals, actions and initiatives; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2006

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2006

Fourth Quarter Review / Shareholder Information

New Plan is one of the nation’s largest real estate companies, focusing on the ownership, management and development of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 467 properties, including 177 properties held through joint ventures, and total assets of approximately $3.5 billion.  The properties are strategically located across 38 states and include 453 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 67.6 million square feet of gross leasable area (GLA), and 14 related retail real estate assets, with approximately 658,000 square feet of GLA.

Fourth Quarter Review

Activity Review

•                  During the fourth quarter of 2006, the Company acquired, including through co-investments with its joint venture partners, six shopping centers; the remaining 90 percent interests in two shopping centers in which the Company owned the other 10 percent interests; five land parcels adjacent to shopping centers owned by the Company; and a leasehold interest for an aggregate of approximately $234.2 million.  The acquisitions totaled approximately 1.6 million square feet of GLA and approximately 43 acres.  During 2006, the Company acquired, including through co-investments with its joint venture partners, an aggregate of 19 shopping centers; the remaining 90 percent interests in two shopping centers in which the Company owned the other 10 percent interests; three buildings adjacent to shopping centers owned by the Company or one of its joint ventures; seven land parcels; and a leasehold interest for an aggregate of approximately $514.8 million.  The acquisitions totaled approximately 4.4 million square feet of GLA and approximately 102 acres.  Acquisitions completed during the fourth quarter are summarized below:

Company Portfolio (aggregate purchase price of approximately $107.0 million)

•                  On October 19, 2006, the Company acquired an approximately one acre land parcel located in Cincinnati, Ohio, immediately adjacent to Brentwood Plaza, a shopping center owned by the Company, for approximately $675,000.

•                  On November 1, 2006, the Company purchased the remaining 90 percent interests in Ventura Downs and Odessa-Winwood Town Center, increasing the Company’s ownership interests in both properties to 100 percent.  The combined purchase price for the 100 percent interest in both properties was approximately $42.7 million.  Ventura Downs, a 98,191 square foot shopping center anchored by Publix Sabor and Walgreens, is located in Kissimmee, Florida and Odessa-Winwood Town Center, a 343,603 square foot shopping center anchored by Hastings, H.E.B., Office Depot, Ross Dress for Less and Target, is located in Odessa, Texas.

•                  On November 10, 2006, the Company acquired the interest in a long-term ground lease for the construction of a 52,000 square foot A&P Fresh Market located in Clark, New Jersey.   The Company will execute the final phases of development of the property.

•                  On November 16, 2006, the Company acquired an approximately one acre land parcel located in College Station, Texas, immediately adjacent to Culpepper Plaza, a shopping center owned by the Company and currently under redevelopment, for approximately $212,000.  The Company expects to utilize the land for the construction of a 68,725 square foot Kohl’s.

•                  On December 1, 2006, the Company acquired Fox Run Mall, a 97,086 square foot shopping center located in Glastonbury, Connecticut for approximately $17.5 million, including the issuance of approximately $4.8 million of limited partner units in a partnership controlled by the Company.  The property is currently under redevelopment, with a former Shaw’s Supermarket being converted into a 46,400 square foot Whole Foods Market.

•                  On December 5, 2006, the Company acquired an approximately five acre land parcel located in Rising Sun, Maryland, immediately adjacent to Rising Sun Towne Centre, a shopping center owned by the Company and currently under redevelopment, for approximately $712,500. The Company expects to utilize the land for the construction of a 73,000 square foot Martin’s Food.

•                  On December 12, 2006, the Company acquired an approximately ten acre land parcel located in Savannah, Georgia, near Victory Square, a shopping center owned by the Company and currently under redevelopment, for approximately $572,229. The Company expects to utilize the land in conjunction with the construction of a 126,000 square foot Target.

•                  On December 21, 2006, the Company acquired Memphis Commons, a 336,638 square foot shopping center located in Memphis, Tennessee and anchored by Circuit City, Home Depot (non-owned), Linens ‘n Things, T.J. Maxx, Toys R Us (non-owned) and Value City, for approximately $42.0 million, including approximately $17.2 million of assumed mortgage indebtedness.

•                  On December 22, 2006, the Company acquired an approximately 27 acre land parcel located in Wabash, Indiana, immediately adjacent to Wabash Crossing, a shopping center owned by the Company and currently under redevelopment, for approximately $2.6 million.  Approximately 23 acres of such land was simultaneously sold to Wal-Mart Stores for approximately $2.3 million.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2006

Fourth Quarter Review / Shareholder Information

Galileo America LLC (aggregate purchase price of approximately $39.5 million)

•                  On October 20, 2006, Galileo America LLC, a joint venture in which the Company holds a 5 percent interest, acquired Conyers Plaza, a 171,478 square foot shopping center located in Conyers, Georgia and anchored by Goody’s, Home Depot (non-owned), PetsMart, Shoder Furniture and Wal-Mart (non-owned), for approximately $24.3 million, including approximately $7.1 million of assumed mortgage indebtedness. Conyers Plaza is immediately adjacent to Conyers Crossroads, a community shopping center owned by NP/I&G Institutional Retail Company, LLC, a joint venture with JPMorgan Investment Management in which the Company holds a 20 percent interest.

•                  On December 1, 2006, Galileo America LLC acquired Greatwoods Marketplace, a 117,827 square foot shopping center located in Norton, Massachusetts and anchored by Roche Bros, for approximately $15.2 million.

NP/I&G Institutional Retail Company II, LLC (purchase price of approximately $29.5 million)

•                  On November 3, 2006, NP/I&G Institutional Retail Company II, LLC, a joint venture with JPMorgan Investment Management in which the Company holds a 20 percent interest, acquired Wakefield Commons, a 160,949 square foot shopping center located in Raleigh, North Carolina and anchored by Kroger and Marquee Cinemas, for approximately $29.5 million.

NP/SSP Baybrook, LLC (purchase price of approximately $58.3 million)

•                  On December 22, 2006, NP/SSP Baybrook, LLC, a newly-formed single purpose joint venture with JPMorgan Investment Management, in which the Company holds a 20 percent interest, acquired Baybrook Gateway, a 236,854 square foot shopping center located in Webster, Texas and anchored by Barnes & Noble, CompUSA and Old Navy, for approximately $58.3 million.

•                  During the fourth quarter of 2006, the Company generated an aggregate of approximately $78.6 million of proceeds through the culling of non-core and non-strategic properties and the disposition of certain properties held through joint ventures.  Properties sold during the quarter include: a portfolio of 15 community and neighborhood shopping centers aggregating approximately 1.7 million square feet; a 32,000 square foot vacant building and approximately five acres of land at Laurel Mall in Connellsville, Pennsylvania; a 3,384 square foot Pizza Hut located in Harrisonburg, Virginia; Taylorsville, an approximately six acre land parcel located in Salt Lake City, Utah; approximately one acre of land at D & F Plaza in Dunkirk, New York; approximately 23 acres of land at Wabash Crossing in Wabash, Indiana (see above acquisition disclosure); approximately one acre of land at Paradise Pavilion in West Bend, Wisconsin; Ventura Downs, a 98,191 square foot shopping center located in Kissimmee, Florida and sold by CA New Plan Venture Fund, LLC, a joint venture in which the Company holds a 10 percent interest, to the Company; and Odessa-Winwood Town Center, a 343,603 square foot shopping center located in Odessa, Texas and sold by CA New Plan Venture Direct Investment Fund, LLC, a joint venture in which the Company holds a 10 percent interest, to the Company.  During 2006, the Company generated an aggregate of approximately $129.7 million of proceeds through the culling of non-core and non-strategic properties, including 27 wholly-owned shopping centers, and the disposition of certain properties held through joint ventures.

Portfolio Review

•                  At the end of the fourth quarter, the GLA for the Company’s stabilized community and neighborhood shopping centers, including its pro rata share of unconsolidated joint venture properties, was approximately 93.6 percent leased.  The GLA for the Company’s total community and neighborhood shopping center portfolio, which includes redevelopment properties and the Company’s pro rata share of unconsolidated joint venture properties, was approximately 91.3 percent leased as of December 31, 2006.

•                  During the fourth quarter, 175 new leases, aggregating approximately 933,500 square feet, were signed at an average annual base rent (ABR) of $11.86 per square foot and 219 renewal leases, aggregating approximately 1.2 million square feet, were signed at an average ABR of $9.26 per square foot.  The average increase in ABR on a cash-basis was 8.9 percent for new leases signed on comparable space and 7.5 percent for renewal leases. On a GAAP-basis, the average increase in ABR was 16.3 percent for new leases signed on comparable space and 14.5 percent for renewal leases.  During 2006, the Company executed a total of 1,624 new and renewal leases aggregating approximately 8.6 million square feet, including 625 new leases, aggregating approximately 3.3 million square feet, which were signed at an average ABR of $11.26 per square foot and 999 renewal leases, aggregating approximately 5.4 million square feet, which were signed at an average ABR of $9.53 per square foot.  The average increase in ABR on a cash-basis was 12.7 percent for new leases signed on comparable space and 8.3 percent for renewal leases.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure — Quarter Ended December 31, 2006

Fourth Quarter Review / Shareholder Information

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

420 Lexington Avenue

New York, NY  10170

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:     NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Fitch:  BBB+

Moody’s:  Baa2

Standard & Poor’s:  BBB

Quarterly Results

The Company expects to announce quarterly results as follows:

First quarter 2007: May 3, 2007

Second quarter 2007: August 2, 2007

Third quarter 2007: November 8, 2007

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Computershare Trust Company, N.A.

Shareholder Services

PO Box 43078

Providence, RI 02940-3078

Phone: 800-730-6001

www.computershare.com

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Slater

Senior Vice President - Corporate Communications

Phone:  212-869-3000

Fax:  212-869-3989

E-mail: corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Balance Sheets
(Unaudited, dollars in thousands, except footnotes)

	As Of
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05
Assets:
Land	$724,596	$729,119	$735,880	$724,728	$724,901
Buildings and improvements	2,841,158	2,788,683	2,694,357	2,681,789	2,668,177
Less: accumulated depreciation and amortization	(430,207)	(427,316)	(408,362)	(392,242)	(376,816)
Net real estate	3,135,547	3,090,486	3,021,875	3,014,275	3,016,262
Real estate held for sale	28,649	19,276	35,337	19,643	19,244
Cash and cash equivalents	7,916	14,673	9,234	10,497	9,202
Restricted cash (1)	23,662	18,660	19,657	20,173	19,906
Marketable securities	5,847	5,761	3,269	3,547	3,014
Receivables
Trade, net of allowance for doubtful accounts of (December 31, 2006- $19,386, September 30, 2006- $23,129, June 30, 2006- $29,339, March 31, 2006- $28,469, December 31, 2005- $27,540)	29,422	26,797	21,659	19,486	20,751
Deferred rent, net of allowance of (December 31, 2006- $1,702, September 30, 2006- $1,855, June 30, 2006- $1,650, March 31, 2006- $1,590, December 31, 2005- $1,592)	32,169	30,848	30,748	30,229	29,314
Other	22,582	23,545	21,432	22,595	25,138
Mortgages and notes receivable	4,412	2,524	731	761	795
Prepaid expenses and deferred charges	47,550	52,611	47,402	52,768	43,346
Investments in / advances to unconsolidated ventures	91,401	85,806	85,099	85,199	95,538
Intangible assets, net of accumulated amortization of (December 31, 2006- $19,754, September 30, 2006-$15,609, June 30, 2006- $15,216, March 31, 2006- $13,015, December 31, 2005- $10,927) (2)	88,256	74,173	73,019	75,280	78,046
Other assets (3)	17,486	14,291	11,747	11,476	9,206

TOTAL ASSETS	$3,534,899	$3,459,451	$3,381,209	$3,365,929	$3,369,762
Liabilities:
Mortgages payable, including unamortized premium of (December 31, 2006- $11,563, September 30, 2006- $11,637, June 30, 2006- $12,382, March 31, 2006- $13,127, December 31, 2005- $13,871)	$448,910	$436,470	$430,948	$425,605	$433,653
Notes payable, net of unamortized discount of (December 31, 2006- $5,911, September 30, 2006- $6,156, June 30, 2006- $4,381, March 31, 2006- $4,601, December 31, 2005- $4,822)	1,166,950	1,166,848	966,791	967,505	968,347
Credit agreements	191,000	150,000	235,000	230,000	215,000
Capital leases	27,500	27,598	27,694	27,788	27,881
Dividends payable	37,529	37,484	37,957	37,883	37,826
Other liabilities (4)	150,585	127,431	116,833	113,167	127,369
Tenant security deposits	10,203	10,574	10,997	10,921	10,641
TOTAL LIABILITIES	2,032,677	1,956,405	1,826,220	1,812,869	1,820,717

Minority interest in consolidated partnership and joint ventures	57,485	56,088	57,110	56,908	57,659

Stockholders’ equity:
Preferred stock	10	10	10	10	10
Common stock	1,034	1,031	1,047	1,044	1,042
Additional paid-in capital	2,009,705	2,003,205	2,045,643	2,040,361	2,036,880
Accumulated other comprehensive loss	(10,850)	(11,067)	(7,117)	(7,163)	(8,074)
Less: accumulated distributions in excess of net income	(555,162)	(546,221)	(541,704)	(538,100)	(538,472)
TOTAL STOCKHOLDERS’ EQUITY	1,444,737	1,446,958	1,497,879	1,496,152	1,491,386
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,534,899	$3,459,451	$3,381,209	$3,365,929	$3,369,762

(1)             Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2)             Includes the value of intangible assets allocated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No. 141”), as well as amounts paid to acquire certain management rights in connection with the Galileo Transactions, as described in the Company’s Supplemental Disclosure for the quarter ended September 30, 2005.

(3)             Other assets include: deposits, the value of certain of the Company’s swaps and furniture and fixtures.

(4)             Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables, as well as amounts allocated for below market leases in accordance with SFAS No. 141.

The above does not purport to disclose all items required under generally accepted accounting principles (“GAAP”).

The Company’s Form 10-K for the year ended December 31, 2006 and Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Income Statements
(Unaudited, in thousands, except per share amounts and footnotes)

	Three Months Ended								Twelve Months Ended
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05	12/31/06	12/31/05
Rental Revenues:
Rental income	$85,769	$80,801	$81,002	$86,777	$79,588	$86,263	$96,864	$96,154	$334,349	$358,869
Percentage rents	455	1,102	994	2,352	919	890	1,539	2,463	4,903	5,811
Expense reimbursements	25,700	27,771	26,216	21,376	23,305	21,753	28,024	24,574	101,063	97,656
TOTAL RENTAL REVENUES	111,924	109,674	108,212	110,505	103,812	108,906	126,427	123,191	440,315	462,336

Rental Operating Expenses:
Operating costs	18,458	18,505	17,643	18,066	17,670	17,020	19,966	20,855	72,672	75,511
Real estate taxes	16,004	15,811	13,854	13,895	16,175	14,704	17,899	15,636	59,564	64,414
Provision for doubtful accounts	1,912	1,644	2,173	2,193	2,215	4,371	1,996	2,585	7,922	11,167
TOTAL RENTAL OPERATING EXPENSES	36,374	35,960	33,670	34,154	36,060	36,095	39,861	39,076	140,158	151,092
NET OPERATING INCOME	75,550	73,714	74,542	76,351	67,752	72,811	86,566	84,115	300,157	311,244

Other Income:
Fee income (1)	5,175	4,036	3,480	3,969	4,804	3,228	1,346	1,579	16,660	10,957
Interest, dividend and other income	1,452	887	843	834	650	1,835	780	954	4,016	4,219
Equity in income of unconsolidated ventures (1)	1,374	1,103	1,172	1,494	2,160	755	441	689	5,143	4,045
TOTAL OTHER INCOME	8,001	6,026	5,495	6,297	7,614	5,818	2,567	3,222	25,819	19,221

Other Expenses:
Interest expense	25,046	23,480	22,895	22,781	22,980	39,554	28,178	27,331	94,202	118,043
Depreciation and amortization	23,277	21,914	21,328	22,386	19,558	21,479	23,905	24,641	88,905	89,973
General and administrative	7,623	6,713	7,327	7,011	7,780	9,780	4,606	4,585	28,674	26,361
TOTAL OTHER EXPENSES	55,946	52,107	51,550	52,178	50,318	70,813	56,689	56,557	211,781	234,377
Income before real estate sales, impairment of real estate and minority interest	27,605	27,633	28,487	30,470	25,048	7,816	32,444	30,780	114,195	96,088
Gain (loss) on sale of real estate (2)	1	—	—	—	(34)	186,942	—	—	1	186,908
Impairment of real estate	—	—	—	—	—	(859)	—	—	—	(859)
Minority interest in income of consolidated partnership and joint ventures	(184)	(210)	(201)	(150)	(178)	(4,359)	(1,134)	(282)	(745)	(5,953)
INCOME FROM CONTINUING OPERATIONS	27,422	27,423	28,286	30,320	24,836	189,540	31,310	30,498	113,451	276,184

Discontinued Operations:
Results of discontinued operations	1,762	1,525	2,171	2,567	2,948	3,526	2,694	3,185	8,025	12,353
Gain on sale of discontinued operations (3) (4) (5)	275	4,234	4,419	5,720	3,111	2,979	6,693	5,004	14,648	17,787
Impairment of real estate held for sale	(602)	—	(207)	(98)	—	—	—	—	(907)	—
INCOME FROM DISCONTINUED OPERATIONS	1,435	5,759	6,383	8,189	6,059	6,505	9,387	8,189	21,766	30,140
NET INCOME	$28,857	$33,182	$34,669	$38,509	$30,895	$196,045	$40,697	$38,687	$135,217	$306,324
Preferred dividends	(5,499)	(5,494)	(5,489)	(5,484)	(5,480)	(5,475)	(5,471)	(5,467)	(21,966)	(21,888)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	23,358	27,688	29,180	33,025	25,415	190,570	35,226	33,220	113,251	284,436
Minority interest in income of consolidated partnership	184	210	201	150	178	4,359	251	282	745	5,070
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$23,542	$27,898	$29,381	$33,175	$25,593	$194,929	$35,477	$33,502	$113,996	$289,506

NET INCOME PER COMMON SHARE - BASIC	$0.23	$0.26	$0.28	$0.32	$0.24	$1.84	$0.34	$0.32	$1.09	$2.75
NET INCOME PER COMMON SHARE - DILUTED	0.22	0.25	0.27	0.31	0.24	1.82	0.33	0.32	1.05	2.71

Weighted average common shares outstanding - basic	103,159	104,506	104,493	104,257	104,094	103,460	103,164	102,820	104,102	103,393
ERP partnership units	2,934	2,907	2,924	2,924	2,683	2,369	2,264	1,964	2,922	2,337
Options and contingently issuable shares	1,865	1,779	1,425	1,350	1,015	865	982	1,042	1,616	1,003
Convertible debt	472	237	—	—	—	89	231	165	139	35
Restricted stock	46	19	52	71	50	52	44	144	35	66
Weighted average common shares outstanding - diluted	108,476	109,448	108,894	108,602	107,842	106,835	106,685	106,135	108,814	106,834

(1)                For the three months ended December 31, 2006, September 30, 2006, June 30, 2006 and March 31, 2006, and the twelve months ended December 31, 2006, the Company’s ownership interest in Fee income has been reclassified to Equity in income of unconsolidated ventures.

(2)                For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes the gain on sale of 69 community and neighborhood shopping centers in conjunction with the Galileo Transactions, as described in the Company’s September 30, 2005 Supplemental Disclosure.

(3)                For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures, a joint venture in which the Company previously had a 50 percent interest.

(4)                For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(5)                For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P., a joint venture in which the Company previously held a 50 percent interest.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 and Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Funds from Operations / Capital Expenditures
(In thousands, except per share amounts)

	Three Months Ended								Twleve Months Ended
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05	12/31/06	12/31/05
Funds from Operations: (1)
Net income available to common stockholders - diluted	$23,542	$27,898	$29,381	$33,175	$25,593	$194,929	$35,477	$33,502	$113,996	$289,506
Deduct:
Minority interest in income of consolidated partnership, excluding gain allocation	(184)	(210)	(201)	(150)	(178)	(3)	(251)	(282)	(745)	(714)
Net income available to common stockholders - basic	23,358	27,688	29,180	33,025	25,415	194,926	35,226	33,220	113,251	288,792
Add:
Depreciation and amortization
Continuing operations real estate assets	22,412	21,058	20,507	21,493	19,557	21,093	23,529	24,233	85,470	88,412
Discontinued operations real estate assets	527	796	943	889	1,193	1,179	1,337	1,455	3,155	5,164
Pro rata share of joint venture real estate assets	2,196	2,263	2,049	3,847	1,592	947	627	565	10,355	3,732
Deduct:
(Gain) loss on sale of real estate (2)	(1)	—	—	—	34	(186,942)	—	—	(1)	(186,908)
Gain on sale of discontinued operations (2) (3)	(112)	(4,234)	(1,923)	(5,532)	(3,024)	(451)	(4,611)	(3,732)	(11,801)	(11,818)
Pro rata share of joint venture gain on sale of real estate (2) (4)	—	—	(78)	—	(366)	(40)	—	—	(78)	(406)
FUNDS FROM OPERATIONS - BASIC	48,380	47,571	50,678	53,722	44,401	30,712	56,108	55,741	200,351	186,968
Add:
Minority interest in income of consolidated partnership, excluding gain allocation	184	210	201	150	178	3	251	282	745	714
FUNDS FROM OPERATIONS - DILUTED	$48,564	$47,781	$50,879	$53,872	$44,579	$30,715	$56,359	$56,023	$201,096	$187,682

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.47	$0.46	$0.48	$0.52	$0.43	$0.30	$0.54	$0.54	$1.92	$1.81
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.45	0.44	0.47	0.50	0.41	0.29	0.53	0.53	1.85	1.76

Funds from operations - diluted	$48,564	$47,781	$50,879	$53,872	$44,579	$30,715	$56,359	$56,023	$201,096	$187,682
Add:
Impairment of real estate	—	—	—	—	—	859	—	—	—	859
Impairment of real estate held for sale	602	—	207	98	—	—	—	—	907	—
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$49,166	$47,781	$51,086	$53,970	$44,579	$31,574	$56,359	$56,023	$202,003	$188,541

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.45	$0.44	$0.47	$0.50	$0.41	$0.30	$0.53	$0.53	$1.86	$1.76

Weighted average common shares outstanding - basic	103,159	104,506	104,493	104,257	104,094	103,460	103,164	102,820	104,102	103,393
ERP partnership units	2,934	2,907	2,924	2,924	2,683	2,369	2,264	1,964	2,922	2,337
Options and contingently issuable shares	1,865	1,779	1,425	1,350	1,015	865	982	1,042	1,616	1,003
Convertible debt	472	237	—	—	—	89	231	165	139	35
Restricted stock	46	19	52	71	50	52	44	144	35	66
Weighted average common shares outstanding - diluted	108,476	109,448	108,894	108,602	107,842	106,835	106,685	106,135	108,814	106,834

Special Dividend per Common Share (5)	$—	$—	$—	$—	$—	$3.00000	$—	$—	$—	$3.00000
Dividend per Common share	0.31250	0.31250	0.31250	0.31250	0.31250	0.31250	0.41250	0.41250	1.25000	1.45000
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.47656	0.47656	0.47656	0.47656	0.47656	0.47656	1.90624	1.90624

Common dividends (6)	$32,275	$32,254	$32,784	$32,652	$32,595	$343,310	$42,689	$42,523	$129,965	$461,159
Preferred D dividends (7)	1,688	1,682	1,677	1,672	1,668	1,663	1,659	1,654	6,719	6,644
Preferred E dividends	3,812	3,812	3,812	3,812	3,812	3,812	3,812	3,812	15,248	15,248
TOTAL DISTRIBUTIONS	$37,775	$37,748	$38,273	$38,136	$38,075	$348,785	$48,160	$47,989	$151,932	$483,051

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Funds from Operations / Capital Expenditures
(In thousands, except footnotes)

	Three Months Ended								Twleve Months Ended
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05	12/31/06	12/31/05
Capital Expenditures (8):
New development (9)	$4,088	$2,391	$521	$1,459	$683	$1,171	$3,778	$3,726	$8,459	$9,358
Building additions and expansions (10)	46,981	23,000	25,862	22,410	34,043	55,329	31,662	26,794	118,253	147,828
Building improvements capitalized (11)	3,253	2,828	1,215	1,188	2,245	2,609	2,673	1,764	8,484	9,291
Tenant improvements	3,321	2,733	2,034	1,857	2,425	1,641	2,116	1,691	9,945	7,873
Leasing commissions	564	2,249	1,589	1,733	1,420	2,299	1,845	2,335	6,135	7,067
TOTAL CAPITAL EXPENDITURES	$58,207	$33,201	$31,221	$28,647	$40,816	$63,049	$42,074	$36,310	$151,276	$181,417

Additional Disclosure:
Lease termination fees	$414	$522	$530	$5,352	$195	$1,021	$1,027	$1,489	$6,818	$3,732
Straight line rents	1,846	597	1,159	2,633	2,623	896	2,271	1,033	6,235	6,823
Pro rata share of joint venture straight line rents	128	183	151	185	262	135	125	191	647	713
Above- and below- market rent amortization	756	457	372	407	274	61	(121)	(4)	1,992	210
Pro rata share of joint venture above- and below- market rent amortization	162	164	164	137	234	35	26	39	627	334
Gain on sale of land	163	—	2,496	188	87	2,528	2,082	1,272	2,847	5,969
Pro rata share of joint venture gain on sale of land	—	—	—	385	—	—	—	—	385	—
Capitalized interest (8)	2,605	3,161	3,112	2,960	3,311	1,762	2,181	1,230	11,838	8,484

(1)                Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships and joint ventures.

                           On October 1, 2003, the National Association of Real Estate Investment Trusts (“NAREIT”), based on discussions with the Securities and Exchange Commission (“SEC”), provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company presents FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

                           Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization on real estate assets, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to meet the Company’s cash needs, including its ability to make distributions. In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2)                Excludes gain / loss on sale of land.

(3)                For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on sale of Rodney Village, a property previously owned by Benbrooke Ventures.

(4)                The Company’s pro rata share of joint venture gain on sale of real estate has been adjusted to eliminate the Company’s pro rata share of the gain on sale of Ventura Downs and Odessa-Winwood Town Center, which properties were acquired from CA New Plan Venture Fund, LLC and CA New Plan Venture Direct Investment Fund, LLC, respectively.

(5)                In conjunction with the Galileo Transactions, the Company’s Board of Directors declared a special cash distribution of $3.00 per common share (the “Special Dividend”).  The distribution was paid on September 27, 2005 to common stockholders of record on August 25, 2005 and aggregated approximately $310.4 million.

(6)                For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $310.4 million attributable to the Special Dividend paid on September 27, 2005 to common stockholders of record on August 25, 2005.

(7)                Quarterly and annual dividend amounts include non-cash adjustments to account for the “step-up” of the dividend rate beginning in October 2012.

(8)                Includes 100 percent of joint venture properties consolidated in accordance with the provisions of Emerging Issues Task Force (“EITF”) Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights (“EITF 04-5”), and the Company’s pro rata share of properties owned by unconsolidated ventures.

(9)                Excludes costs incurred to acquire property.

(10)           Revenue-enhancing expenditures.

(11)           Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 and Form 10-Q for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Selected Financial Ratios / Data
(In thousands, except ratios, percentages and per share amounts)

	Three Months Ended																Twelve Months Ended
	12/31/06		09/30/06		06/30/06		03/31/06		12/31/05		09/30/05		06/30/05		03/31/05		12/31/06		12/31/05
Debt coverage ratios:
Interest coverage (EBITDA/interest expense)	3.01	x	3.09	x	3.17	x	3.24	x	2.99	x	1.74	x	3.04	x	3.13	x	3.14	x	2.62	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.72	x	2.76	x	2.83	x	2.94	x	2.67	x	1.61	x	2.67	x	2.76	x	2.82	x	2.35	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.31	x	2.32	x	2.37	x	2.48	x	2.24	x	1.43	x	2.29	x	2.36	x	2.37	x	2.03	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.33	x	2.31	x	2.36	x	2.46	x	2.22	x	1.48	x	2.41	x	2.53	x	2.37	x	2.11	x

Debt/equity ratios:
Total debt/total market capitalization	36.4%		36.1%		36.1%		35.0%		37.4%		37.2%		39.9%		41.4%		36.4%		37.4%
Total debt/total equity market capitalization	57.2%		56.5%		56.5%		54.0%		59.6%		59.3%		66.3%		70.6%		57.2%		59.6%
Total debt/total book assets	51.9%		51.5%		49.1%		49.0%		48.8%		48.6%		53.0%		52.8%		51.9%		48.8%
Total debt/undepreciated book value (2)	46.3%		45.8%		43.8%		43.9%		43.9%		43.8%		47.5%		47.3%		46.3%		43.9%

Operating statistics:
NOI margin (NOI/total rental revenues)	67.50%		67.21%		68.89%		69.09%		65.26%		66.86%		68.47%		68.28%		68.17%		67.32%
Expense recovery ratio (expense reimbursements/(operating costs + real estate taxes))	74.57%		80.93%		83.23%		66.88%		68.86%		68.57%		74.01%		67.34%		76.43%		69.79%
Annualized G&A/total assets	0.86%		0.78%		0.87%		0.83%		0.92%		1.22%		0.47%		0.47%		0.81%		0.78%
G&A/total revenues	6.36%		5.80%		6.44%		6.00%		6.98%		8.61%		3.57%		3.63%		6.15%		5.47%

Market capitalization calculations:
Common shares outstanding	103,420		103,213		104,726		104,486		104,305		104,129		103,487		103,074		103,420		104,305
Operating partnership units outstanding (3)	2,959		2,901		2,924		2,774		2,774		2,369		2,264		2,264		2,959		2,774
Combined shares and operating partnership units outstanding	106,379		106,114		107,650		107,260		107,079		106,498		105,751		105,338		106,379		107,079
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		8,000		8,000		8,000		8,000		8,000		8,000		8,000

Common stock price per share, end of period	$27.48		$27.05		$24.69		$25.94		$23.18		$22.95		$27.17		$25.11		$27.48		$23.18
Preferred D price per share, end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00
Preferred E price per share, end of period	26.00		25.54		25.50		25.30		25.15		26.60		25.99		26.14		26.00		25.15

Common market equity at end of period (3)	$2,923,295		$2,870,384		$2,657,879		$2,782,324		$2,482,091		$2,444,129		$2,873,255		$2,645,037		$2,923,295		$2,482,091
Preferred market equity at end of period	283,000		279,320		279,000		277,400		276,200		287,800		282,920		284,120		283,000		276,200
Total equity market capitalization	3,206,295		3,149,704		2,936,879		3,059,724		2,758,291		2,731,929		3,156,175		2,929,157		3,206,295		2,758,291
Total debt end of period	1,834,360		1,780,916		1,660,433		1,650,898		1,644,881		1,618,874		2,092,580		2,067,962		1,834,360		1,644,881
TOTAL MARKET CAPITALIZATION	$5,040,655		$4,930,620		$4,597,312		$4,710,622		$4,403,172		$4,350,803		$5,248,755		$4,997,119		$5,040,655		$4,403,172

(1)                Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(2)                Excludes accumulated depreciation on operating assets.

(3)                Equivalent of common stock assuming conversion.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure
(Dollars in thousands, except footnotes)

	Three Months Ended																Twelve Months Ended
	12/31/06		09/30/06		06/30/06		03/31/06		12/31/05		09/30/05		06/30/05		03/31/05		12/31/06		12/31/05
Net income to EBITDA calculation: (1)
Net income	$28,857		$33,182		$34,669		$38,509		$30,895		$196,045		$40,697		$38,687		$135,217		$306,324
Depreciation and amortization
Continuing operations	23,277		21,914		21,328		22,386		19,558		21,479		23,905		24,641		88,905		89,973
Discontinued operations	527		796		943		889		1,193		1,179		1,337		1,455		3,155		5,164
Pro rata share of joint venture	2,196		2,263		2,049		3,847		1,592		947		627		565		10,355		3,732
State taxes	105		105		105		105		105		105		(175)		35		420		70
Interest Expense
Continuing operations	25,046		23,480		22,895		22,781		22,980		39,554		28,178		27,331		94,202		118,043
Discontinued operations	—		—		—		—		—		—		—		5		—		5
Pro rata share of joint ventures	2,447		2,424		2,381		3,847		2,059		1,683		1,099		986		10,547		5,827
(Gain) loss on sale of real estate	(1)		—		—		—		34		(186,942)		—		—		(1)		(186,908)
Gain on sale of discontinued operations (2)	(275)		(4,234)		(4,419)		(5,720)		(3,111)		(2,979)		(6,693)		(5,004)		(14,648)		(17,787)
Gain on sale of joint venture	—		—		(78)		(385)		(366)		(40)		—		—		(463)		(406)
Impairment of real estate
Impairment of real estate	—		—		—		—		—		859		—		—		—		859
Impairment of real estate held for sale	602		—		207		98		—		—		—		—		907		—
EBITDA	$82,781		$79,930		$80,080		$86,357		$74,939		$71,890		$88,975		$88,701		$328,596		$324,896

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.06	x	2.14	x	2.20	x	2.28	x	2.01	x	5.89	x	2.15	x	2.11	x	2.17	x	3.37	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.86	x	1.90	x	1.96	x	2.06	x	1.79	x	5.44	x	1.88	x	1.85	x	1.94	x	3.01	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.55	x	1.57	x	1.61	x	1.69	x	1.47	x	4.82	x	1.61	x	1.58	x	1.61	x	2.58	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.55	x	1.56	x	1.60	x	1.66	x	1.45	x	4.98	x	1.69	x	1.69	x	1.59	x	2.68	x

Net income to earnings calculation:
Net income	$28,857		$33,182		$34,669		$38,509		$30,895		$196,045		$40,697		$38,687		$135,217		$306,324
Deduct:
Income from discontinued operations	(1,435)		(5,759)		(6,383)		(8,189)		(6,059)		(6,505)		(9,387)		(8,189)		(21,766)		(30,140)
Equity in income of unconsolidated ventures	(1,374)		(1,103)		(1,172)		(1,494)		(2,160)		(755)		(441)		(689)		(5,143)		(4,045)
Add:
Minority interest in income of consolidated partnership and joint ventures	184		210		201		150		178		4,359		1,134		282		745		5,953
Interest expense	25,046		23,480		22,895		22,781		22,980		39,554		28,178		27,331		94,202		118,043
Interest component of rental expense	250		237		216		172		277		319		284		241		875		1,121
EARNINGS	$51,528		$50,247		$50,426		$51,929		$46,111		$233,017		$60,465		$57,663		$204,130		$397,256

Fixed charge calculation:
Interest expense	$25,046		$23,480		$22,895		$22,781		$22,980		$39,554		$28,178		$27,331		$94,202		$118,043
Scheduled principal payments	2,713		2,941		2,866		2,437		2,808		3,284		3,991		3,755		10,957		13,838
Preferred dividends	5,500		5,494		5,489		5,484		5,480		5,475		5,471		5,466		21,967		21,892
FIXED CHARGE	$33,259		$31,915		$31,250		$30,702		$31,268		$48,313		$37,640		$36,552		$127,126		$153,773

Capitalized interest	$2,605		$3,161		$3,112		$2,960		$3,311		$1,762		$2,181		$1,230		$11,838		$8,484

(1)                EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate, gain (loss) on sale of discontinued operations, and impairment of real estate.   Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that have been sold, or classified as real estate held for sale at the end of the reporting period, which are not included within Earnings.  Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and addressing the Company’s financial performance.

(2)                For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P., a joint venture in which the Company previously held a 50 percent interest.  For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Summary of Outstanding Debt
(Dollars in thousands, except footnotes)

		Outstanding	Actual	Maturity	Percent of
	Lender	Balance	Interest Rate	Date	Total Indebtedness
Fixed Rate Debt:

Secured Mortgage Indebtedness
Montebello Plaza	Nationwide Life Insurance	$249	9.625%	03/05/07	0.01%
Crown Point	Jackson National Life Insurance	6,554	8.120%	05/01/07	0.36%
Skyway Plaza	LaSalle National Bank	3,362	9.250%	05/01/07	0.18%
Dickson City Crossings I	General American Life Insurance Co.	11,397	8.650%	12/01/07	0.62%
Dickson City Crossings II	General American Life Insurance Co.	2,280	8.870%	12/01/07	0.12%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,704	7.320%	03/01/08	0.20%
Silver Pointe	Nomura Asset Capital Corporation	6,962	7.500%	03/11/08	0.38%
Hillside Village Center	Wells Fargo Bank, N.A.	4,157	6.900%	04/01/08	0.23%
41 properties (REMIC)	SECORE Financial	142,530	6.670%	06/01/08	7.78%
Marketplace	Heller Financial, Inc.	8,889	6.880%	08/01/08	0.49%
Tyrone Gardens	J.P. Morgan Chase	8,885	5.240%	03/01/09	0.49%
Shoppes at Hickory Hollow	LaSalle Bank National Association	10,749	7.370%	05/11/09	0.59%
Memphis Commons	LaSalle National Bank	17,197	8.040%	08/01/09	0.94%
Festival Center	KeyBank National Association	2,367	8.240%	12/31/09	0.13%
Sunshine Square	Sun Life Assurance Company	6,721	8.490%	05/31/10	0.37%
Saddletree Village Shopping Center	Aegon USA Realty	1,343	8.250%	06/01/10	0.07%
Hampton Village Centre	Deutsche Banc Capital LLC	28,450	8.530%	06/30/10	1.55%
Hillcrest Shopping Center	General Electric Capital Corporation	16,408	8.110%	07/01/10	0.90%
Greentree	KeyBank National Association	4,750	8.240%	10/01/10	0.26%
Habersham Crossing	KeyBank National Association	3,497	8.240%	10/01/10	0.19%
Merchants Crossing	American Equity Investment	4,788	7.630%	09/14/11	0.26%
Hunt River Commons	Nationwide Life Insurance	6,908	7.070%	10/01/11	0.38%
Annex of Arlington	LaSalle Bank National Association	17,518	7.850%	04/11/12	0.96%
Odessa-Winwood Town Center	Nationwide Life Insurance	12,875	5.740%	05/13/12	0.70%
Odessa-Winwood Town Center	Nationwide Life Insurance	2,708	5.740%	05/13/12	0.15%
Chapel Square	American National	1,224	9.250%	02/01/13	0.07%
Florence Square I	Nationwide Life Insurance	12,445	7.400%	04/01/13	0.68%
Florence Square II	Nationwide Life Insurance	1,219	8.500%	04/01/13	0.07%
Florence Square III	Nationwide Life Insurance	942	8.320%	04/01/13	0.05%
Northgate	State Farm Life Insurance Company	4,824	8.750%	06/30/13	0.26%
West Ridge Shopping Center	Morgan Stanley Mortgage Capital Inc.	10,773	5.890%	12/09/13	0.59%
University IV	RiverSource Life Insurance Company	1,587	8.250%	03/01/15	0.09%
Riverview Plaza	Protective Life	3,770	8.625%	09/01/15	0.21%
Midway Market Square	MONY	14,453	8.180%	12/01/16	0.79%
Elkhart Market Centre	Protective Life	11,757	7.500%	08/01/18	0.64%
Covered Bridge	Protective Life	2,439	7.500%	07/01/20	0.13%
Olympia Corners	Protective Life	4,790	7.500%	07/01/20	0.26%
Sun Plaza	Protective Life	8,905	7.500%	07/01/20	0.49%
The Vineyards	Protective Life	7,403	7.500%	07/01/20	0.40%
Arvada Plaza	RiverSource Life Insurance Co. of New York	1,934	7.670%	05/01/21	0.11%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,332	7.880%	06/01/21	0.24%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$428,045	7.331%		23.38%

Unsecured Notes
7.35%, 10 Year Unsecured Notes	—	$30,000	7.350%	06/15/07	1.64%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	8.19%
3.75%, 20 Year Unsecured Notes (1)	—	115,000	3.750%	06/01/10	6.28%
4.50%, 7 Year Unsecured Notes (2)	—	150,000	4.500%	02/01/11	8.19%
3.70%, 20 Year Unsecured Notes (3)	—	200,000	3.700%	09/20/11	10.92%
5.125%, 7 Year Unsecured Notes	—	125,000	5.125%	09/15/12	6.83%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Summary of Outstanding Debt
(Dollars in thousands, except footnotes)

		Outstanding	Actual		Maturity	Percent of
	Lender	Balance	Interest Rate		Date	Total Indebtedness

5.50%, 10 Year Unsecured Notes	—	50,000	5.500%		11/20/13	2.73%
5.30%, 10 Year Unsecured Notes	—	100,000	5.300%		01/15/15	5.46%
5.25%, 10 Year Unsecured Notes	—	125,000	5.250%		09/15/15	6.83%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%		08/14/26	0.55%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%		11/02/26	1.37%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%		11/02/26	0.55%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%		11/02/26	0.55%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%		02/15/28	1.37%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%		02/15/28	1.37%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%		07/30/29	1.37%

TOTAL FIXED RATE UNSECURED NOTES		$1,175,000	5.307%			64.18%

CAPITAL LEASES		$27,500	7.500%		06/20/31	1.50%

TOTAL FIXED RATE DEBT		$1,630,545	5.875%			89.06%

Variable Rate Debt (4):

Secured Mortgage Indebtedness
Highland Commons	GE Financial Assurance	$3,273	6.375%		12/01/09	0.18%
Lexington Road Plaza	Great Northern Insured Annuity	6,029	5.875%		09/01/11	0.33%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$9,302	6.051%			0.51%

Credit Agreements
$350 Million Revolving Credit Facility	Bank of America	$41,000	6.050%	(5)	08/25/10	2.24%
$150 Million Secured Term Loan	Bank of America	150,000	5.900%		08/25/10	8.19%

TOTAL CREDIT AGREEMENTS		$191,000	5.932%			10.43%

TOTAL VARIABLE RATE DEBT		$200,302	5.938%			10.94%

TOTAL DEBT		$1,830,847	5.882%			100.00%

Net Unamortized Premiums on Mortgages		$11,563
Net Unamortized Discount on Notes		(5,911)
Impact of Swap Agreements on Notes (2)		(2,139)
TOTAL DEBT - NET		$1,834,360

(1)                On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into cash, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter. In addition, on June 1, 2010, June 1, 2013, and June 1, 2018, or upon the occurrence of certain fundamental changes prior to June 1, 2010, note holders have the right to require the Company to purchase all or any portion of the notes, at a purchase price equal to the principal amount plus any accrued and unpaid interest on the notes.  Although the stated maturity date of the notes is June 1, 2023, the maturity date listed above represents the first date, not contingent on other provisions, that note holders have the right to require the Company to redeem all or any portion of the notes.

(2)                On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%.  As of December 31, 2006, the Company had interest rate swaps that effectively converted the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(3)                On September 19, 2006, the Company completed an offering of $200 million of 3.70% Convertible Senior Notes due 2026.  At certain dates, and upon the occurrence of certain events, the notes are convertible into cash up to their principal amount and, with respect to the remainder, if any, of the conversion value in excess of such principal amount, cash or shares of the Company’s common stock.  The initial conversion rate will be 30.5506 shares per $1,000 principal amount of the notes (which is equivalent to an initial conversion price of $32.73 per share).  On or after September 20, 2011, the Company may redeem all or a portion of the notes at a redemption price equal to the principal amount of the notes plus any accrued interest.  In addition, on September 20, 2011, September 15, 2016, and September 15, 2021, or upon the occurrence of certain change in control transactions prior to September 20, 2011, note holders may require the Company to repurchase all or a portion of the notes at a purchase price equal to the principal amount plus any accrued and unpaid interest on the notes.  Although the stated maturity date of the notes is September 15, 2026, the maturity date listed above represents the first date, not contingent on other provisions, that note holders have the right to require the Company to redeem all or any portion of the notes.

(4)                As determined by the applicable loan agreement, the Company incurs interest on these obligations using either the 30-day LIBOR rate, which was 5.35% as of December 31, 2006, plus spreads ranging from 55 to 125 basis points, or Moody’s A Corporate Bond Index, which was 5.46% as of December 31, 2006, plus spreads ranging from 12.5 to 37.5 basis points.

(5)                In addition to the stated interest rate, the Company also incurs an annual facility fee of 15 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Debt Maturity Schedule / Debt Covenant Compliance Ratios
(Dollars in thousands, except footnotes)

	Scheduled	Scheduled		Total	Percent of
	Amortization	Maturities		Debt Maturing	Debt Maturing
2007	$9,517	$53,132		$62,649	3.42%
2008	10,338	164,066		174,404	9.53%
2009	8,764	190,374		199,138	10.88%
2010	9,053	362,309	(1)	371,362	20.28%
2011	7,922	364,299		372,221	20.33%
2012	8,098	141,267		149,365	8.16%
2013	6,622	84,095		90,717	4.95%
2014	6,448	—		6,448	0.35%
2015+	49,543	355,000		404,543	22.10%
	$116,305	$1,714,542		$1,830,847	100.00%

Net Unamortized Premiums on Mortgages				$11,563
Net Unamortized Discount on Notes				(5,911)
Impact of Swap Agreements on Notes				(2,139)
TOTAL DEBT - NET				$1,834,360

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	5.8 years	3.7 years	5.6 years
Excluding capital leases and credit facilities	5.5 years	4.1 years	5.5 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	≤ 60%	47%	Yes
Total secured debt to total asset value	≤ 40%	15%	Yes
Total unencumbered asset value to total unsecured debt	≥ 150%	209%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	280%	Yes

Unencumbered Properties Summary (3):

	# of
	Properties	GLA
Unencumbered properties	206	29,735,197
Encumbered properties	84	11,597,145
	290	41,332,342

(1)             Scheduled maturities include (i) $41 million, representing the balance of the $350 million revolving credit facility drawn as of December 31, 2006 and maturing August 25, 2010, with a one-year extension option and (ii) $150 million, representing the balance of the $150 million secured term loan drawn as of December 31, 2006 and maturing August 25, 2010.

(2)             For a complete listing of debt covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the SEC.

(3)             Includes properties wholly-owned by the Company and joint venture properties consolidated in accordance with the provisions of EITF 04-5 (“Company Portfolio”).

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

2006 Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent		Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Anchor Tenants	Built (4)
1Q 2006
Building at Tarpon Mall	S	Tarpon Springs, FL	01/27/06	$2,300,000	6.0%	$137,145	6,580	100%	—	2003
Building at Hazel Path	S	Hendersonville, TN	02/21/06	4,800,000	7.5%	359,013	94,977	100%	—	1989
				$7,100,000	7.0%	$496,158	101,557

3Q 2006
Shoppes at Hickory Hollow	S	Antioch, TN	09/21/06	$15,500,000	7.9%	$1,224,075	144,469	94%	Kroger	1986
The Quentin Collection (5)	S	Kildeer, IL	09/22/06	38,200,000	7.9%	3,017,800	171,179	88%	Best Buy, DSW, Fresh Market, PetSmart, Stein Mart	2006
the Shoppes at Cinnaminson (6)	L	Cinnaminson, NJ	09/29/06	10,737,000	—	—	40.0 acres	—	—	—
				$64,437,000	—	$4,241,875	315,648

4Q 2006
Land at Brentwood Plaza	L	Cincinnati, OH	10/19/06	$675,000	—	—	1.2 acres	—	—	—
Ventura Downs (7) (8)	S	Kissimmee, FL	11/01/06	42,700,000	7.1%	$3,045,679	98,191	100%	Publix Sabor, Walgreens	2005
Odessa-Winwood Town Center (7) (9)	S	Odessa, TX	11/01/06	—	—	—	343,603	100%	Hastings, H.E.B., Office Depot, Ross Dress for Less, Target	2002
A&P Fresh Market (10)	I	Clark, NJ	11/10/06	—	—	—	—	—	—	2007
Land at Culpepper Plaza	L	College Station, TX	11/16/06	212,000	—	—	0.6 acres	—	—	—
Fox Run Mall (11)	S	Glastonbury, CT	12/01/06	17,520,000	—	—	97,086	93%	—	2007
Land at Rising Sun Towne Centre	L	Rising Sun, MD	12/05/06	712,500	—	—	5.3 acres	—	—	—
Land at Victory Square	L	Savannah, GA	12/12/06	572,229	—	—	9.8 acres	—	—	—
Memphis Commons (12)	S	Memphis, TN	12/21/06	42,000,000	7.4%	3,121,612	336,638	82%	Circuit City, Home Depot (non-owned), Linens ‘n Things, T.J. Maxx, Toys R Us (non-owned), Value City	1997
Land at Wabash Crossing (13)	L	Wabash, IN	12/22/06	2,591,000	—	—	26.5 acres	—	—	—
				$106,982,729	—	$6,167,291	875,518

		2006 Total Acquisitions		$178,519,729	—	$10,905,324	1,292,723

(1)                I - Leasehold Interest, L - Land, S - Shopping Center

(2)                Projected NOI for the twelve-month period following the closing date of acquisition.

(3)                As of closing date of acquisition.

(4)                Year of most recent redevelopment or year built if no redevelopment has occurred.

(5)                Property in final phase of development.  Purchase amount includes approximately $4.1 million of completion costs and expected earn-out payment.  Cap-rate and NOI calculated on a stabilized basis.

(6)                Property currently under development.

(7)                Property acquired as a component of a multi-property transaction.  Purchase amount, cap-rate and NOI listed for Ventura Downs represent the combined amounts for the acquisition of Ventura Downs and Odessa-Winwood Town Center.

(8)                Property acquired from CA New Plan Venture Fund, LLC, a joint venture in which the Company has a 10 percent interest.

(9)                Property acquired from CA New Plan Venture Direct Investment Fund, LLC, a joint venture in which the Company has a 10 percent interest.

(10)           The Company entered into a long-term ground lease.  Property currently under development with a 52,000 SF A&P Fresh Market.

(11)           Property currently under redevelopment.

(12)           Purchase amount includes approximately $4.0 million of expected earn-out payment. Cap-rate and NOI calculated on a stabilized basis.

(13)           Approximately 23.1 acres of the land was simultaneously sold to Wal-Mart Stores for approximately $2.3 million.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2006

2006 Joint Venture Acquisitions

	Property		Purchase	Purchase	Cap		GLA /	Percent	Anchor	Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Tenants	Built (4)

1Q 2006
Coastal Landing / Galileo America LLC	L	Brooksville, FL	01/10/06	$3,783,351	—	—	18.3 acres	—	—	2007
Marketplace at Matteson / Galileo America LLC	S	Matteson, IL	02/02/06	23,940,000	7.2%	$1,723,680	309,864	93%	Advance Auto, A.J. Wright, Burlington Coat Factory	2000
Augusta West Plaza / CA New Plan Acquisition Fund, LLC (5)	S	Augusta, GA	02/09/06	32,896,952	7.4%	2,428,662	207,823	94%	Burlington Coat Factory, Dollar Tree	2006
Banks Station / CA New Plan Acquisition Fund, LLC (5)	S	Fayetteville, GA	02/09/06	—	—	—	176,451	91%	Cinemark, Food Depot, Staples	2006
Shelby Square / CA New Plan Acquisition Fund, LLC (5) (6)	S	Memphis, TN	02/09/06	—	—	—	155,969	71%	Fred’s, Wal-Mart Neighborhood Market	1989
Building at Westpark Shopping Center / NP/I&G Institutional Retail Company, LLC	S	Glen Allen, VA	03/01/06	10,800,000	6.4%	693,086	58,473	100%	Ukrops Supermarket	1989
				$71,420,303	—	$4,845,428	908,580

2Q 2006
Springdale / Galileo America LLC (7)	S	Mobile, AL	05/04/06	$105,280,000	7.5%	$7,890,000	612,616	93%	Best Buy, Burlington Coat Factory, Goody’s, Linens ‘n Things, McRae’s, SAM’s CLUB (non-owned)	2004
Fashion Square / Galileo America LLC (7)	S	Orange Park, FL	05/04/06	—	—	—	36,029	100%	American Flooring (non-owned), Carrabba’s Italian Grill, Miller’s Orange Park Ale House, Ruby Tuesday, Takeya Japanese Steakhouse	1996
Cobblestone Village / Galileo America LLC (7)	S	Royal Palm Beach, FL	05/04/06	—	—	—	33,207	100%	Crispers, SuperTarget (non-owned)	2005
Chicopee Marketplace / Galileo America LLC (7)	S	Chicopee, MA	05/04/06	—	—	—	121,420	100%	Home Depot (non-owned), Marshalls, Staples, Wal-Mart (non-owned)	2005
Wilkes-Barre Township Marketplace / Galileo America LLC (7)	S	Wilkes-Barre, PA	05/04/06	—	—	—	307,610	100%	Wal-Mart Supercenter	2004
Parmer Crossing / CA New Plan Acquisition Fund, LLC	S	Austin, TX	06/13/06	13,375,000	7.7%	1,029,294	169,517	92%	Big Lots, Fry’s Electronics (non-owned), Room Store	2004
Tyrone Gardens / NewSem Tyrone Gardens LLC (8)	S	St. Petersburg, FL	06/20/06	19,000,000	7.0%	1,333,580	209,337	95%	Big Lots, Winn-Dixie	1998
				$137,655,000	7.4%	$10,252,874	1,489,736

4Q 2006
Conyers Plaza / Galileo America LLC	S	Conyers, GA	10/20/06	$24,278,000	6.9%	$1,680,000	171,478	98%	Goody’s, Home Depot (non-owned), PetsMart, Shoder Furniture, Wal-Mart (non-owned)	2001
Wakefield Commons / NP/I&G Institutional Retail Company II, LLC	S	Raleigh, NC	11/03/06	29,500,000	6.8%	2,006,879	160,949	99%	Kroger, Marquee Cinemas	2005
Greatwoods Marketplace / Galileo America LLC	S	Norton, MA	12/01/06	15,175,000	6.8%	1,033,045	117,827	92%	Roche Bros.	1989
Baybrook Gateway / NP/SSP Baybrook, LLC	S	Webster, TX	12/22/06	58,250,000	6.3%	3,698,398	236,854	99%	Barnes & Noble, CompUSA, Old Navy	2006
				$127,203,000	6.6%	$8,418,322	687,108

2006 Total Acquisitions				$336,278,303	—	$23,516,624	3,085,424

(1)                 L - Land, S - Shopping Center

(2)                 Projected NOI for the twelve-month period following the closing date of acquisition.

(3)                 As of closing date of acquisition.

(4)                 Year of most recent redevelopment or year built if no redevelopment has occurred.

(5)                 Property acquired as a component of a multi-property transaction.  Purchase amount, cap-rate and NOI listed for Augusta West Plaza each represent the combined amounts for the acquisition of Augusta West Plaza, Banks Station and Shelby Square.

(6)                 Property currently being re-tenanted.

(7)                 Property acquired as a component of a multi-property transaction.  Purchase amount, cap-rate and NOI listed for Springdale Center each represent the combined amounts for the acquisition of Springdale Center, Fashion Square, Cobblestone Village, Chicopee Marketplace and Wilkes-Barre Township Marketplace.

(8)                 In accordance with the provisions of EITF 04-5 this property is included in the Company Portfolio as a consolidated entity.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2006

2006 Dispositions

	Property		Sale	Sale	Book	Gain /	Cap		GLA /	Percent	Year
Property Name	Type (1)	Location	Date	Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

1Q 2006
Land at Nine Mile Square	O	Pensacola, FL	01/03/06	$725,000	$537,460	$187,540	—	—	1.6 acres	—	—
Cross Pointe Marketplace	S	Richmond, VA	01/17/06	4,100,000	3,390,750	709,250	8.4%	$346,092	73,788	79%	1987
South Plaza	S	Norwich, NY	01/26/06	3,100,000	2,738,420	361,580	8.4%	260,828	143,620	72%	2005
Westgate Manor	S	Rome, NY	02/06/06	4,400,000	1,848,910	2,551,090	9.5%	419,444	75,813	92%	2004
Westmoreland Heights	S	Dallas, TX	03/10/06	6,300,000	4,389,330	1,910,670	8.8%	556,744	108,033	97%	1952
				$18,625,000	$12,904,870	$5,720,130	—	$1,583,108	401,254

2Q 2006
Central Avenue Marketplace (5)	L	Toledo, OH	04/13/06	$2,375,750	$(119,910)	$2,495,660	—	—	5.6 acres	—	—
Westgate Plaza	S	Oneonta, NY	04/20/06	775,000	811,218	(36,218)	9.4%	$72,912	71,952	65%	1967
Long Point Square	S	Houston, TX	04/26/06	5,800,000	3,840,190	1,959,810	7.3%	422,571	74,329	90%	2002
				$8,950,750	$4,531,497	$4,419,253	—	$495,483	146,281

3Q 2006
Friendswood Square	S	Friendswood, TX	08/29/06	$8,710,000	$8,733,374	$(23,374)	7.9%	$689,710	77,587	100%	2006
Southgate Plaza (6)	S	Albany, GA	09/08/06	13,447,471	9,189,627	4,257,844	9.1%	1,220,741	59,816	100%	1969
North Leg Plaza (6)	S	Augusta, GA	09/08/06	—	—	—	—	—	118,580	97%	1997
Southgate Plaza (6)	S	Cordele, GA	09/08/06	—	—	—	—	—	39,262	100%	1969
Westgate (6)	S	Tifton, GA	09/08/06	—	—	—	—	—	16,307	66%	1980
South Park (6)	S	Aiken, SC	09/08/06	—	—	—	—	—	55,583	100%	1991
				$22,157,471	$17,923,001	$4,234,470	8.6%	$1,910,451	367,135

4Q 2006
Building at Laurel Mall (7)	M	Connellsville, PA	10/05/06	$420,000	$418,810	$1,190	—	$—	32,000	—	1970
Taylorsville	L	Salt Lake City, UT	10/24/06	2,375,000	2,375,000	—	—	—	6.3 acres	—	—
Land at D & F Plaza	O	Dunkirk, NY	11/30/06	225,000	63,671	161,329	—	—	1.3 acres	—	—
Pizza Hut	M	Harrisonburg, VA	12/07/06	450,000	338,181	111,819	8.0%	35,910	3,384	100%	1969
Cloverdale Village (8)	S	Florence, AL	12/20/06	68,500,000	68,500,000	—	9.5%	6,507,500	59,407	81%	1986
Holly Hill Shopping Center (8)	S	Holly Hill, FL	12/20/06	—	—	—	—	—	116,096	92%	1998
Silver Hills (8)	S	Orlando, FL	12/20/06	—	—	—	—	—	109,001	100%	1985
Habersham Village (8)	S	Cornelia, GA	12/20/06	—	—	—	—	—	147,182	96%	1996
Town Fair (8)	S	Princeton, IN	12/20/06	—	—	—	—	—	119,439	100%	1991
Stanly County Plaza (8)	S	Albemarle, NC	12/20/06	—	—	—	—	—	63,637	85%	1988
Village Marketplace (8)	S	Asheboro, NC	12/20/06	—	—	—	—	—	87,869	93%	1991
D & F Plaza (8)	S	Dunkirk, NY	12/20/06	—	—	—	—	—	195,781	90%	1967
Ashland Square (8)	S	Ashland, OH	12/20/06	—	—	—	—	—	163,168	93%	1991
Heritage Square (8)	S	Dover, OH	12/20/06	—	—	—	—	—	181,732	81%	2004
Fashion Place Shopping Center (8)	S	Columbia, SC	12/20/06	—	—	—	—	—	149,493	82%	1990
Palmetto Crossroads (8)	S	Hilton Head, SC	12/20/06	—	—	—	—	—	40,910	96%	2000
Chapman Square (8)	S	Knoxville, TN	12/20/06	—	—	—	—	—	53,591	71%	2004
Stella Link (8)	S	Houston, TX	12/20/06	—	—	—	—	—	93,827	80%	1998
Irving West (8)	S	Irving, TX	12/20/06	—	—	—	—	—	69,956	94%	2004
Land at Wabash Crossing (9)	L	Wabash, IN	12/22/06	2,272,000	2,272,000	—	—	—	23.1 acres	—	—
Land at Paradise Pavilion	L	West Bend, WI	12/29/06	70,000	68,025	1,975	—	—	1.3 acres	—	—
				$74,312,000	$74,035,686	$276,314	—	$6,543,410	1,686,473

2006 Total Dispositions				$124,045,221	$109,395,054	$14,650,167	—	$10,532,452	2,601,143

(1)                 L - Land, M - Miscellaneous, O - Outparcel, S - Shopping Center

(2)                 Projected NOI for the twelve-month period following the closing date of the sale.

(3)                 As of closing date of sale.

(4)                 Year of most recent redevelopment or year built if no redevelopment has occurred.

(5)                 Negative book value attributable to previously taken reserve for potential environmental remediation.

(6)                 Property sold as a component of a multi-property transaction.  Sale amount, book value, gain, cap-rate and NOI listed for Southgate Plaza each represent the combined amounts for the disposition of Southgate Plaza, North Leg Plaza, Southgate Plaza, Westgate and South Park.

(7)                 Total disposition was comprised of a 32,000 square foot vacant building and 4.7 acres of land.

(8)                 Property sold as a component of a multi-property transaction.  Sale amount, book value, gain, cap-rate and NOI listed for Cloverdale Village each represent the combined amounts for the disposition of Cloverdale Village, Holly Hill Shopping Center, Silver Hills, Habersham Village, Town Fair, Stanly County Plaza, Village Marketplace, D & F Plaza, Ashland Square, Heritage Square, Fashion Place Shopping Center, Palmetto Crossroads, Chapman Square, Stella Link and Irving West.

(9)                 Disposition occurred simultaneously with the acquisition of approximately 26.5 acres of land from a third party for approximately $2.6 million.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2006

2006 Joint Venture Dispositions

						Company’s
	Property		Transaction	Sale	Sale	Share of	Book	Gain /	Cap		GLA /	Percent	Year
Property Name	Type (1)	Location	Description	Date	Amount	Sale Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

1Q 2006
Land / BPR Land Partnership, L.P.	L	Frisco, TX	Sale of land parcel	03/02/06	$1,681,030	$840,515	$910,485	$770,545	—	—	3.0 acres	—	—

2Q 2006
Mint Hill Festival / CA New Plan Venture Fund, LLC	S	Charlotte, NC	Sale of property	05/25/06	$5,250,000	$525,000	$4,472,947	$777,053	8.4%	$439,000	59,997	69%	1986

4Q 2006
Ventura Downs / CA New Plan Venture Fund, LLC (5) (6)	S	Kissimmee, FL	Sale of property	11/01/06	$42,700,000	$4,270,000	$25,447,266	$17,252,734	7.1%	$3,045,679	98,191	100%	2005
Odessa-Winwood Town Center / CA New Plan Venture Direct Investment Fund, LLC (5) (6)	S	Odessa, TX	Sale of property	11/01/06	—	—	—	—	—	—	343,603	100%	2002
					$42,700,000	$4,270,000	$25,447,266	$17,252,734	7.1%	3,045,679	441,794

2006 Total Dispositions					$49,631,030	$5,635,515	$30,830,698	$18,800,332	—	$3,484,679	501,791

(1)                 L - Land, S - Shopping Center

(2)                 Projected NOI for the twelve-month period following the closing date of the sale.

(3)                 As of closing date of sale.

(4)                 Year of most recent redevelopment or year built if no redevelopment has occurred.

(5)                 Property sold to the Company.

(6)                 Property sold as a component of a multi-property transaction.  Sale amount, company’s share of sale amount, book value, gain, cap-rate and NOI listed for Ventura Downs each represent the combined amounts for the disposition of Ventura Downs and Odessa-Winwood Town Center.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Redevelopment / Outparcel Development

						Construction				Expected
						Expected	Expected		Expected	Stabilized
				Adjusted	Percent	Start	Completion	Percent	Total	Return on
		Location	Project Description	GLA	Leased (1)	Date	Date	Complete	Project Cost	Cost (2)
Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 9,600 SF of new retail space	179,604	62%	May-03	Dec-07	86%	$3,766,126	10.0%
2	Sunshine Square	Medford, NY	Construction of a 65,000 SF Stop & Shop and façade renovation	221,982	79%	Jun-03	Apr-07	87%	5,844,713	14.0%
3	The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	334,097	81%	Jul-03	Jan-08	85%	28,267,450	10.6%
4	Price Chopper Plaza	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	—	Sep-04	Oct-07	5%	1,184,505	10.1%
5	Merchants Crossing	Newnan, GA	Redevelopment of former Kmart into a multi-tenant building	170,100	100%	Dec-04	Apr-08	18%	5,146,694	10.0%
6	Culpepper Plaza	College Station, TX	Redevelopment of shopping center with addition of 68,725 SF Kohl’s, two junior anchors and façade improvements	213,089	51%	Dec-04	Apr-08	28%	6,611,763	10.3%
7	Midway Crossing	Elyria, OH	Redevelopment of former 20,338 SF Kids R Us and development of pad site into a 10,000 SF Darden restaurant	165,253	74%	Jan-05	Feb-07	70%	1,942,547	13.1%
8	Riverview Plaza	Gadsden, AL	Reconfiguration of former Wal-Mart into a 55,000 SF Hobby Lobby, a 12,000 SF Dollar Tree and 22,000 SF of retail shops and façade improvements	154,621	65%	Apr-05	Apr-07	86%	3,807,916	10.0%
9	Chapman-Ford Crossing	Knoxville, TN	Redevelopment of former Wal-Mart into a 60,000 SF First Tennessee Bank and two junior anchors	219,683	72%	May-05	Oct-07	26%	1,255,355	16.0%
10	Pointe*Orlando	Orlando, FL	Remerchandise and significantly renovate property, including the creation of feature plazas on International Drive and the addition of restaurant anchors	420,000	69%	Jul-05	Apr-07	63%	51,888,000	10.0%
11	Liberty Plaza	Randallstown, MD	Redevelopment of shopping center with the addition of a 162,000 SF Wal-Mart	220,800	53%	Jul-05	Mar-07	43%	2,090,972	10.3%
12	South Towne Centre	Dayton, OH	Redevelopment of former Kmart into a multi-tenant retail building anchored by a 35,000 SF Jo-Ann ETC and a 25,000 SF Health Foods Unlimited grocer and façade renovation	308,699	74%	Jul-05	Mar-07	73%	7,472,986	14.2%
13	Points West	Brockton, MA	Redevelopment of shopping center with the addition of a 39,500 SF Price Rite Supermarket and façade improvements	144,042	78%	Oct-05	Jan-07	52%	3,667,953	10.3%
14	Surrey Square Mall	Norwood, OH	Redevelopment of partially enclosed shopping center into a large multi-anchored community center with a 76,000 SF Kroger	176,433	55%	Oct-05	Jul-07	20%	8,623,774	9.7%
15	Rising Sun Towne Centre	Rising Sun, MD	Construction of a 73,000 SF Martin’s Food and 9,000 SF of retail shops	149,105	100%	Nov-05	Dec-07	15%	10,350,235	10.0%
16	West Towne Square	Elizabethton, TN	Reconfiguration of former Winn-Dixie with new retail space and the creation of two outparcels	90,451	63%	Jan-06	Jul-07	39%	4,866,990	10.3%
17	Wabash Crossing	Wabash, IN	Redevelopment of shopping center with the addition of a 176,000 SF Wal-Mart and 22,000 SF of new retail shops	145,993	59%	Feb-06	Mar-08	58%	5,080,171	11.1%
18	Lexington Road Plaza	Versailles, KY	Expansion of Kroger to a new 76,000 SF prototype and construction of 6,270 SF of retail shops	197,175	100%	Feb-06	Mar-07	16%	1,914,865	9.5%
19	Dillsburg Shopping Center	Dillsburg, PA	Demolition of the north end of shopping center for construction of a 24,000 SF Tractor Supply Co. and 7,500 SF of new outparcel retail shops	139,913	74%	Mar-06	Dec-07	5%	2,355,441	10.4%
20	Fremont	Fremont, MI	Redevelopment of former 31,500 SF D&W Foods into a 12,500 SF Peebles Department Store and a 19,000 SF anchor and façade improvements	40,800	57%	May-06	Dec-07	41%	599,851	8.6%
21	Huntington Village	Houston, TX	Redevelopment of former 27,000 SF Foodtown into a 17,000 SF Save-a-Lot and a 10,000 SF junior anchor and façade improvements	111,887	87%	May-06	Aug-07	45%	1,127,120	10.3%
22	Kietzke Center	Reno, NV	Redevelopment of former 67,000 SF Mervyn’s into a 24,000 SF DD’s (Ross Dress for Less), a 24,000 SF junior anchor and 17,200 SF of small shop space	167,296	54%	Jun-06	Feb-08	5%	4,267,917	8.3%
23	Bakersfield Plaza	Bakersfield, CA	Redevelopment and expansion of former 47,000 SF Vons into a 71,000 SF Burlington Coat Factory	236,469	75%	Jul-06	Dec-07	5%	3,739,791	9.5%
24	Antoine Square	Houston, TX	Redevelopment of former 42,000 SF Kroger into an 18,000 SF 99c Only, a 24,000 SF junior anchor, a 7,387 SF free standing Auto Zone and façade improvements	54,512	84%	Jul-06	Dec-07	8%	2,504,639	11.0%
25	Victory Square	Savannah, GA	Phase II redevelopment with addition of a 126,000 SF Target, 20,500 SF Staples and 7,800 SF of new small shop retail space	120,248	67%	Aug-06	Feb-08	23%	6,536,252	11.4%
26	Hillcrest Shopping Center	Spartanburg, SC	Phase II redevelopment with conversion of a section of the shopping center into a lifestyle / entertainment wing	343,914	88%	Sep-06	Dec-07	14%	4,153,116	10.1%
27	Fox Run Mall (4) (5)	Glastonbury, CT	Redevelopment of former Shaw’s Supermarket into a 46,400 SF Whole Foods Market and façade improvements	105,969	93%	Dec-06	Apr-08	0%	10,357,462	8.0%
						Total / Weighted Average			$189,424,604	10.4%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Redevelopment / Outparcel Development

						Construction			Expected	Expected
						Expected	Expected		Total	Stabilized
				Adjusted	Percent	Start	Completion	Percent	Project	Return on
		Location	Project Description	GLA	Leased (1)	Date	Date	Complete	Cost	Cost (2)
Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
28	Westgate - 10% Ownership Interest (6)	Fairview Park, OH	Redevelopment of existing enclosed mall into a large multi-anchored community shopping center, including an existing Kohl’s and a 126,000 SF Target	365,000	—	Jun-05	Mar-08	40%	$75,662,000	8.4%
29	Stateline Square - 20% Ownership Interest	Southaven, MS	Redevelopment of former SuperK into a community shopping center anchored by an 80,000 SF Burlington Coat Factory	178,000	—	Jan-06	Dec-07	34%	7,526,030	10.1%
30	Miracle Mile Shopping Plaza - 10% Ownership Interest	Toledo, OH	Expansion of Kroger into new 105,000 SF prototype and renovate shopping center	317,046	78%	Jan-06	Dec-07	10%	1,552,687	10.2%
31	Germantown Square - 20% Ownership Interest	Cordova, TN	Redevelopment of former SuperK into a community shopping center	148,000	—	Jan-06	Dec-07	10%	8,452,905	10.0%
32	Riverdale Square - 20% Ownership Interest	Memphis, TN	Redevelopment of former SuperK into a community shopping center	178,000	—	Jan-06	Dec-07	10%	9,904,133	10.1%
33	Conway Towne Center - 5% Ownership Interest	Conway, AR	Reconfiguration of shopping center to accommodate the relocation of a new 30,000 SF Cinemark Theater with stadium seating	198,268	75%	Jul-06	Aug-07	5%	2,914,186	9.2%
34	Green Acres - 5% Ownership Interest	Saginaw, MI	Addition of a new 72,000 SF Kroger and a freestanding 14,500 SF Rite Aid	277,187	61%	Sep-06	May-08	5%	6,976,328	8.8%
35	Clinton Crossing - 10% Ownership Interest (7)	Clinton, MS	Redevelopment of former 46,000 SF Winn Dixie into a 83,000 SF Kroger and façade improvements	121,520	31%	Sep-06	Dec-07	5%	6,793,620	12.5%
36	Atlantic Plaza - 10% Ownership Interest (4)	Satellite Beach, FL	Redevelopment of existing 36,400 SF Publix into a 44,600 SF Publix prototype and façade improvements	129,090	87%	Dec-06	Mar-08	0%	5,996,129	9.8%
						Total / Weighted Average			$125,778,017	9.1%

Company Outparcel Development Activities
37	Tarpon Mall	Tarpon Springs, FL	Construction of a 6,300 SF Goodyear Tire and 7,800 SF of retail space	140,765	98%	Sep-05	Jul-07	20%	$2,956,867	10.5%
38	Cudahy Plaza	Cudahy, CA	Construction of 9,500 SF of retail shops on outparcel acquired from Kmart	148,170	99%	Mar-06	Sep-07	5%	4,543,695	13.1%
39	Southgate	New Port Richey, FL	Relocation of existing 7,600 SF Firestone to facilitate construction of 12,500 SF of new retail shops and a Cracker Barrel restaurant on an outparcel	264,554	92%	Mar-06	Oct-07	5%	4,101,149	10.9%
40	Maple Village	Ann Arbor, MI	Redevelopment of former 8,400 SF Kmart Auto Center into a multi-tenant retail building	295,566	90%	Sep-06	Feb-08	6%	4,594,771	11.2%
41	Congress Crossing	Athens, TN	Construction of 8,000 SF of retail shops, including a 4,000 Verizon store	180,306	98%	Aug-06	Aug-07	66%	1,222,777	10.9%
42	The Quentin Collection	Kildeer, IL	Construction of 5,864 SF of retail shops	177,043	91%	Oct-06	Dec-07	19%	2,800,067	13.5%
43	Midway Village (4)	Douglasville, GA	Construction of a 9,180 SF Family Dollar	82,508	99%	Nov-06	Oct-07	0%	567,917	13.5%
44	Brentwood Plaza (4)	Cincinnati, OH	Construction of 6,400 SF of retail shops, including a 2,400 SF Chipotle	226,308	91%	Nov-06	Oct-07	0%	425,605	10.1%
45	Broadway Faire (4)	Fresno, CA	Redevelopment of a 13,500 SF retail building into a 7,000 SF Red Robin and 6,500 SF of retail shops	60,383	86%	Dec-06	Jul-07	0%	960,321	10.6%
						Total / Weighted Average			$22,173,169	11.7%

Joint Venture Outparcel Development Activities
46	Roundtree Place - 5% Ownership Interest	Ypsilanti, MI	Construction of 11,500 SF of retail space, including a 4,550 Cici’s Pizza	206,913	99%	Oct-05	Feb-07	60%	$2,174,903	10.2%
			TOTAL IN-PROCESS REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$339,550,693	10.0%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Redevelopment / Outparcel Development

									Expected	Expected
						Construction			Total	Stabilized
					Percent	Start	Completion	Percent	Project	Return on
		Location	Project Description	GLA	Leased (1)	Date	Date	Complete	Cost	Cost (2)
Completed 2006 Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	141,140	100%	Jul-04	Feb-06	100%	$8,912,461	11.0%
2	Festival Center	Bradley, IL	Redevelopment of former Fleming Supermarket into a 30,000 SF Big Lots and 14,000 SF of medical office space	63,796	77%	Jul-05	Feb-06	100%	814,273	13.4%
3	Ivyridge	Philadelphia, PA	Delivery of pad for construction of a 47,000 SF Super Fresh, construction of 8,000 SF of retail shops and façade renovation	107,316	88%	Apr-03	Feb-06	100%	9,860,390	9.5%
4	Merchants Park	Houston, TX	Reconfiguration of shopping center to accommodate addition of a new 30,000 SF Ross Dress for Less and a 9,000 SF O’Reilly Auto	241,742	91%	Jun-05	Feb-06	100%	1,884,672	9.3%
5	Renaissance Center East	Las Vegas, NV	Expansion of shopping center by enclosing courtyard area to accommodate a 15,000 SF Dollar Tree	144,216	97%	Aug-05	Mar-06	100%	1,624,164	9.2%
6	Hillcrest Shopping Center	Spartanburg, SC	Redevelopment of former Kmart into a 30,187 SF Ross Dress for Less, a 20,000 SF Office Depot, a 15,000 SF PETCO and Panera Bread	343,914	88%	Apr-05	Apr-06	100%	4,959,705	11.0%
7	Regency Park	Jacksonville, FL	Redevelopment of former Rhodes Furniture into a 61,000 SF Hobby Lobby, a 24,000 SF Books A Million and façade renovation	333,942	83%	Oct-05	May-06	100%	3,625,515	10.7%
8	Presidential Plaza	North Lauderdale, FL	Redevelopment of former Winn-Dixie into a 34,000 SF Sedano’s grocer and renovation of shopping center	88,306	95%	Dec-05	Jun-06	100%	754,610	10.2%
9	Victory Square	Savannah, GA	Phase I of redevelopment with conversion of existing theatre to stadium seating and renovation of shopping center	120,248	67%	Jun-05	Jun-06	100%	3,369,054	13.3%
10	Piccadilly Shopping Plaza	Louisville, KY	Renovation of shopping center to create an orientation to a newly opened roadway and façade improvements	96,370	92%	Aug-05	Jun-06	100%	1,127,951	17.9%
11	Tinton Falls Plaza	Tinton Falls, NJ	Renovation of former Burlington Coat Factory with expansion of WOW Fitness by 11,077 SF, the addition of Velocity Sports Med in 16,612 SF and the creation of 12,973 SF of small shop space	98,362	92%	Dec-04	Jul-06	100%	2,587,418	12.4%
12	Wynnewood Village	Dallas, TX	Redevelopment of shopping center, including demolition of an office building, to accommodate a 30,500 SF Ross Dress for Less, a 12,929 SF Citi Trends and creation of retail pads	442,079	98%	Sep-05	Sep-06	100%	3,612,934	10.3%
13	Brooksville Square	Brooksville, FL	Redevelopment of former Kmart into a 45,600 SF Publix Supermarket and 14,400 SF of new retail shops	144,961	71%	Jul-05	Oct-06	100%	6,703,075	10.1%
14	Southfield Plaza	Bridgeview, IL	Construction of two new retail stores totaling 18,000 SF and façade improvements	198,331	99%	Jan-06	Nov-06	100%	1,921,666	13.3%
15	Pyramid Mall	Geneva, NY	Demolition of mini-mall and retenanting of former Kmart with a 30,000 SF Big Lots and 45,000 SF Steve & Barry’s University Sportswear	194,757	87%	Jun-05	Nov-06	100%	5,993,008	9.5%
16	Rockland Plaza	Nanuet, NY	Phase II redevelopment with the recapture of 31,600 SF of a former Rockbottom and the creation of new retail shops, including a 13,580 SF Eastern Mountain Sports, a 9,920 SF Jembo and 8,100 SF of additional space	250,059	97%	Feb-06	Dec-06	100%	4,734,788	9.9%
17	Broadway	Houston, TX	Redevelopment of former 31,500 SF Fiesta into a 16,800 Save-a-Lot, a 14,820 SF Fallas Paredes and 7,199 SF of retail shops and façade improvements	74,942	87%	Jul-06	Dec-06	100%	2,072,494	10.0%
						Total / Weighted Average			$64,558,178	10.7%
	Outparcel Development Activities
18	Florence Square	Florence, KY	Construction of 8,500 SF of retail space, including a 3,500 SF Vitamin Shoppe and a 2,500 SF Qdoba	381,628	96%	Sep-05	May-06	100%	$2,029,325	11.6%
19	Clearwater Mall	Clearwater, FL	Construction of a 13,500 SF Golfsmith and 2,000 SF of retail space	301,500	96%	Oct-05	Jun-06	100%	2,723,847	11.0%
20	Cortlandville	Cortland, NY	Construction of a 11,500 SF Kinney Drug	111,850	61%	Sep-05	Jul-06	100%	1,894,786	10.0%
21	Jefferson Towne Commons	Jeffersontown, KY	Construction of 15,000 SF of retail shops	210,196	94%	Oct-05	Aug-06	100%	1,364,843	11.0%
						Total / Weighted Average			$8,012,801	10.9%

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Redevelopment / Outparcel Development

									Expected	Expected
						Construction			Total	Stabilized
					Percent	Start	Completion	Percent	Project	Return on
		Location	Project Description	GLA	Leased (1)	Date	Date	Complete	Cost	Cost (2)
Completed 2006 Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
22	Stone Mountain Festival - 10% Ownership Interest	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	347,217	98%	Sep-04	Sep-06	100%	$3,896,994	12.2%
	Outparcel Development Activities
23	Cordele Square - 5% Ownership Interest (8)	Cordele, GA	Renovation of existing theatre to accommodate a 10,000 SF stadium theatre	127,953	89%	Aug-05	Feb-06	100%	$1,056,786	10.8%
24	Cortlandt Towne Center - 5% Ownership Interest	Mohegan Lake, NY	Construction of a 30,000 SF Best Buy	642,354	99%	Oct-05	Mar-06	100%	4,985,734	9.7%
						Total / Weighted Average			$6,042,520	9.9%

		TOTAL COMPLETED REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$82,510,493	10.7%
		TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$422,061,186	10.1%
Additional Disclosure:
	Company in-process project expenditures to date			$95,843,017
	Pro rata share of Joint Venture in-process project expenditures to date			4,037,418
	NOI from in-process Company redevelopment projects			5,888,793
	Pro rata share of NOI from in-process Joint Venture redevelopment projects			336,162

(1) Includes all leases in effect at December 31, 2006, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.

(4) Indicates project added during the quarter ended December 31, 2006.

(5) Stabilized return for this project is computed as incremental projected income (new income less exisiting income) / incremental costs plus costs incurred in acquiring the properties.

(6) Expected total project cost includes the costs incurred in acquiring the property.

(7) Joint venture partner for this project does not utilize the methodology described in footnote 2 above to determine the expected stabilized return on cost.  Accordingly, the partner’s computation of the expected stabilized return on cost will differ from the Company’s computation.

(8) Project initiated prior to contribution to joint venture and the majority of the costs have been assumed by the Company.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

New Development Activities

						Construction			Expected	Expected
						Expected	Expected		Total	Stabilized
				Adjusted	Percent	Start	Completion	Percent	Project	Return on
		Location	Project Description	GLA	Leased	Date	Date	Complete	Cost	Cost (1)
Company New Development Activities (2)
	Community and Neighborhood Shopping Centers
1	Apopka Commons	Apopka, FL	Develop 64,000 SF of retail shops anchored by Home Depot	64,000	—	Sep-05	Jan-08	36%	$9,904,184	10.0%
2	Nine Mile Square	Pensacola, FL	Develop 71,240 SF of retail shops anchored by Home Depot	71,240	—	Sep-05	Mar-08	49%	8,538,452	10.6%
3	Denham Springs Plaza	Denham Springs, LA	Develop 40,000 SF of retail shops and 28,100 SF on three pad sites anchored by Home Depot	68,100	—	Sep-05	Mar-08	42%	4,317,212	10.1%
4	Northgate Plaza	Westerville, OH	Develop 15,000 SF of retail shops adjacent to Home Depot and Kroger	15,000	—	Sep-05	Dec-07	54%	2,922,973	10.4%
5	Brandt Pike Place	Dayton, OH	Develop 21,000 SF of retail shops and 19,500 SF on three outparcels adjacent to a 69,000 SF Kroger	40,500	—	Oct-05	Mar-08	68%	4,632,975	10.1%
6	the Shoppes at Cinnaminson	Cinnaminson, NJ	Develop 330,000 SF of retail shops anchored by ShopRite	330,000	—	Sep-06	Apr-08	32%	53,124,378	9.0%
7	A&P Fresh Market (3)	Clark, NJ	Develop 52,000 SF A&P Fresh Market	52,000	—	Nov-06	Mar-07	76%	8,645,722	9.7%

						Total / Weighted Average			$92,085,896	9.5%

Joint Venture New Development Activities (2)
	Community and Neighborhood Shopping Centers
8	Coastal Landing - 5% Ownership Interest	Brooksville, FL	Develop 150,944 SF of retail shops on 18 acres adjacent to Coastal Way, a property owned by the joint venture	150,944	—	Jul-06	Jun-07	31%	$26,878,604	7.5%

			TOTAL IN-PROCESS NEW DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$118,964,500	9.0%

Additional Disclosure:
	Company new development expenditures to date			$37,816,085
	Pro rata share of Joint Venture new development expenditures to date			421,650

(1) Projected income / expected total project cost.

(2) Expected total project cost includes the costs incurred in acquiring the property.

(3) Indicates project added during the quarter ended December 31, 2006.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Type Summary
(Includes 100 Percent of Joint Venture Portfolios)

	# of		Percent	Leased
	Properties	GLA	Leased	GLA	ABR

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	244	36,047,733	93.4%	33,680,012	$305,913,046
Miscellaneous Properties	12	658,338	68.6%	451,838	1,857,137
	256	36,706,071	93.0%	34,131,850	$307,770,183

Redevelopment Properties
Community and Neighborhood Shopping Centers	27	4,626,271	72.6%	3,359,932	$32,829,300

New Development Properties
Community and Neighborhood Shopping Centers	7	—	—	—	—

COMPANY PORTFOLIO (1)	290	41,332,342	90.7%	37,491,782	$340,599,483

JOINT VENTURE PORTFOLIOS (1)

Stabilized Properties
Community and Neighborhood Shopping Centers	165	25,982,955	95.8%	24,893,315	$242,589,498
Miscellaneous Properties	2	—	—	—	—
	167	25,982,955	95.8%	24,893,315	$242,589,498

Redevelopment Properties
Community and Neighborhood Shopping Centers	9	955,839	69.5%	663,922	$4,606,279

New Development Properties
Community and Neighborhood Shopping Centers	1	—	—	—	—

JOINT VENTURE PORTFOLIOS (1)	177	26,938,794	94.9%	25,557,237	$247,195,777

TOTAL PORTFOLIO (1)	467	68,271,136	92.4%	63,049,019	$587,795,260

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	409	62,030,688	94.4%	58,573,327	$548,502,544

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	44	5,582,110	72.1%	4,023,854	37,435,578

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	453	67,612,798	92.6%	62,597,181	585,938,122

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1) (2)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	39,790,005	63.6%	$279,728,660	$7.03	47.7%
Non-anchor Tenants	22,807,176	36.4%	306,209,462	13.43	52.3%
	62,597,181	100.0%	$585,938,122	$9.36	100.0%

(1) Includes 100 percent of properties owned by unconsolidated joint ventures.

(2) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet, whose lease term is greater than one year.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Type Summary
(Includes Pro Rata Share of Joint Venture Portfolios)

					ABR		Quarterly NOI (1)
						Percent of		Percent of
	# of		Percent	Leased		Total		Company
	Properties	GLA	Leased	GLA	Amount	ABR	Amount	NOI

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	244	36,047,733	93.4%	33,680,012	$305,913,046	84.1%	$69,300,906	91.7%
Miscellaneous Properties	12	658,338	68.6%	451,838	1,857,137	0.5%	351,955	0.5%
	256	36,706,071	93.0%	34,131,850	$307,770,183	84.6%	$69,652,861	92.2%

Redevelopment Properties
Community and Neighborhood Shopping Centers	27	4,626,271	72.6%	3,359,932	$32,829,300	9.0%	$5,888,793	7.8%

New Development Properties
Community and Neighborhood Shopping Centers	7	—	—	—	—	—	8,044	0.0%

COMPANY PORTFOLIO	290	41,332,342	90.7%	37,491,782	$340,599,483	93.6%	$75,549,698	100.0%

JOINT VENTURE PORTFOLIOS (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	165	2,151,110	95.9%	2,062,450	$22,821,531	6.3%
Miscellaneous Properties	2	—	—	—	—	—
	167	2,151,110	95.9%	2,062,450	$22,821,531	6.3%

Redevelopment Properties
Community and Neighborhood Shopping Centers	9	72,983	70.4%	51,413	$354,332	0.1%

New Development Properties
Community and Neighborhood Shopping Centers	1	—	—	—	—	—

JOINT VENTURE PORTFOLIOS	177	2,224,093	95.0%	2,113,863	$23,175,863	6.4%

TOTAL PORTFOLIO (2)	467	43,556,435	90.9%	39,605,645	$363,775,345	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	409	38,198,843	93.6%	35,742,462	$328,734,577

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	44	4,699,254	72.6%	3,411,345	33,183,631

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	453	42,898,097	91.3%	39,153,807	361,918,208

(1) Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and excludes NOI from properties classified as discontinued operations under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”).   The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance. For a reconciliation of NOI to net income please see page 6.

(2) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Properties by State / Region - Company Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	6	91.6%	703,686	1.7%	1.1%
Arizona	3	86.8%	601,212	1.5%	1.3%
Arkansas	1	100.0%	60,842	0.1%	0.0%
California	11	94.6%	1,726,058	4.2%	6.2%
Colorado	2	98.1%	364,580	0.9%	1.3%
Connecticut	1	92.6%	97,086	0.2%	0.3%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	28	90.0%	4,754,531	11.5%	13.9%
Georgia	21	94.0%	2,488,139	6.0%	5.8%
Illinois	10	93.0%	1,759,856	4.3%	5.4%
Indiana	6	89.2%	828,289	2.0%	1.5%
Iowa	2	71.4%	279,826	0.7%	0.3%
Kentucky	9	96.7%	1,709,912	4.1%	3.7%
Louisiana	3	99.3%	345,573	0.8%	0.5%
Maryland	2	72.1%	163,161	0.4%	0.3%
Massachusetts	2	82.2%	343,532	0.8%	0.6%
Michigan	16	90.6%	2,207,848	5.3%	5.7%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Nevada	2	74.4%	311,512	0.8%	0.7%
New Jersey	7	98.5%	818,353	2.0%	2.4%
New Mexico	2	100.0%	97,384	0.2%	0.2%
New York	15	87.2%	2,014,432	4.9%	5.7%
North Carolina	10	95.9%	1,375,925	3.3%	2.2%
Ohio	24	85.0%	4,235,138	10.2%	8.6%
Oklahoma	1	90.3%	186,851	0.5%	0.5%
Pennsylvania	11	87.1%	2,117,696	5.1%	5.5%
Rhode Island	1	93.2%	148,126	0.4%	0.4%
South Carolina	4	91.2%	807,866	2.0%	1.7%
Tennessee	15	90.8%	2,194,443	5.3%	4.1%
Texas	64	92.0%	7,210,072	17.4%	17.0%
Virginia	7	90.6%	941,257	2.3%	2.1%
Wisconsin	1	100.0%	198,419	0.5%	0.4%
Wyoming	1	89.5%	155,022	0.4%	0.3%
	290	90.7%	41,332,342	100.0%	100.0%

Region (1)
East	70	91.1%	10,567,346	25.6%	24.7%
Midwest	60	88.1%	9,720,113	23.5%	22.4%
South	139	91.7%	17,944,137	43.4%	43.0%
West	21	91.6%	3,100,746	7.5%	9.8%
	290	90.7%	41,332,342	100.0%	100.0%

(1) NCREIF Regions

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of EITF 04-5.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Properties by State / Region - Joint Venture Portfolios

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	4	95.0%	1,037,168	3.9%	4.1%
Arizona	2	90.8%	203,580	0.8%	0.8%
Arkansas	1	75.0%	180,519	0.7%	0.4%
California	3	99.2%	521,388	1.9%	2.4%
Colorado	4	97.6%	1,107,708	4.1%	5.3%
Connecticut	12	97.1%	2,166,908	8.0%	10.2%
Florida	16	98.5%	2,058,571	7.6%	7.8%
Georgia	17	94.6%	2,597,084	9.6%	8.1%
Illinois	2	93.0%	440,300	1.6%	1.4%
Indiana	2	86.6%	178,570	0.7%	0.4%
Iowa	1	93.8%	269,465	1.0%	0.7%
Kansas	1	94.3%	102,648	0.4%	0.4%
Kentucky	5	99.6%	993,136	3.7%	3.3%
Louisiana	3	100.0%	348,536	1.3%	0.7%
Maine	2	100.0%	274,026	1.0%	0.7%
Massachusetts	4	92.5%	365,861	1.4%	1.9%
Michigan	6	83.4%	1,060,226	3.9%	2.9%
Mississippi	3	65.7%	175,419	0.7%	0.3%
Nevada	1	95.4%	275,013	1.0%	1.1%
New Hampshire	2	100.0%	222,438	0.8%	1.2%
New Jersey	1	100.0%	56,808	0.2%	0.3%
New Mexico	1	82.4%	126,012	0.5%	0.4%
New York	9	98.8%	2,011,023	7.5%	8.6%
North Carolina	9	95.7%	1,092,494	4.1%	4.0%
Ohio	11	88.0%	1,948,519	7.2%	5.9%
Oklahoma	1	99.4%	294,613	1.1%	1.6%
Pennsylvania	5	99.4%	747,807	2.8%	2.4%
South Carolina	5	94.9%	403,080	1.5%	1.2%
Tennessee	11	92.5%	906,827	3.4%	2.8%
Texas	22	95.6%	3,466,279	12.9%	14.5%
Virginia	6	98.2%	668,236	2.5%	2.6%
West Virginia	3	93.0%	360,621	1.3%	1.0%
Wisconsin	2	88.9%	277,911	1.0%	0.6%
	177	94.9%	26,938,794	100.0%	100.0%

Region (1)
East	63	97.6%	9,362,438	34.8%	37.5%
Midwest	25	87.9%	4,277,639	15.9%	12.2%
South	78	95.0%	11,065,016	41.1%	40.3%
West	11	96.2%	2,233,701	8.3%	10.0%
	177	94.9%	26,938,794	100.0%	100.0%

(1) NCREIF Regions

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Properties by State / Region - Total Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	10	92.2%	810,115	1.9%	1.4%
Arizona	5	86.8%	611,391	1.4%	1.2%
Arkansas	2	96.8%	69,868	0.2%	0.0%
California	14	94.6%	1,752,127	4.0%	5.9%
Colorado	6	98.1%	542,667	1.2%	1.9%
Connecticut	13	94.6%	244,404	0.6%	0.8%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	44	90.3%	4,915,990	11.3%	13.5%
Georgia	38	94.0%	2,756,651	6.3%	6.0%
Illinois	12	93.0%	1,801,436	4.1%	5.2%
Indiana	8	89.2%	837,218	1.9%	1.4%
Iowa	3	72.5%	293,299	0.7%	0.3%
Kansas	1	94.3%	5,132	0.0%	0.0%
Kentucky	14	96.8%	1,759,569	4.0%	3.6%
Louisiana	6	99.3%	375,415	0.9%	0.5%
Maine	2	100.0%	13,702	0.0%	0.0%
Maryland	2	72.1%	163,161	0.4%	0.3%
Massachusetts	6	82.7%	361,825	0.8%	0.6%
Michigan	22	90.4%	2,273,892	5.2%	5.5%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Mississippi	3	54.2%	13,156	0.0%	0.0%
Nevada	3	75.3%	325,263	0.7%	0.7%
New Hampshire	2	100.0%	11,122	0.0%	0.0%
New Jersey	8	98.5%	821,193	1.9%	2.3%
New Mexico	3	98.9%	103,685	0.2%	0.2%
New York	24	88.0%	2,152,653	4.9%	5.8%
North Carolina	19	96.0%	1,454,691	3.3%	2.3%
Ohio	35	85.1%	4,383,704	10.1%	8.4%
Oklahoma	2	92.5%	245,774	0.6%	0.7%
Pennsylvania	16	87.3%	2,155,087	4.9%	5.2%
Rhode Island	1	93.2%	148,126	0.3%	0.4%
South Carolina	9	91.3%	828,021	1.9%	1.7%
Tennessee	26	90.8%	2,247,583	5.2%	4.0%
Texas	86	92.2%	7,606,218	17.5%	17.3%
Virginia	13	91.1%	1,001,215	2.3%	2.1%
West Virginia	3	93.0%	18,031	0.0%	0.0%
Wisconsin	3	99.3%	212,314	0.5%	0.4%
Wyoming	1	89.5%	155,022	0.4%	0.3%
	467	90.9%	43,556,435	100.0%	100.0%

Region (1)
East	133	91.5%	11,162,800	25.6%	25.1%
Midwest	85	88.1%	9,862,710	22.6%	21.3%
South	217	91.9%	19,040,770	43.7%	43.4%
West	32	91.9%	3,490,155	8.0%	10.2%
	467	90.9%	43,556,435	100.0%	100.0%

(1) NCREIF Regions

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of EITF 04-5 and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Same Property NOI Analysis
Excludes Redevelopment Properties
(Dollars in thousands)

	Twelve Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	12/31/06	12/31/05	Change	12/31/06	12/31/05	Change	09/30/06	09/30/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	208	208		341	341		238	238
Gross leasable area (1)	27,835,520	27,835,520		31,009,839	31,009,839		31,110,521	31,110,521
Percent leased (1)	93.9%	94.0%	-0.1%	93.9%	93.9%	0.0%	93.5%	94.1%	-0.5%

Lease Termination Fees: (2)	$3,221	$1,090		$562	$6,422		$201	$363

Rental revenues	$305,277	$298,684	2.2%	$87,973	$87,388	0.7%	$86,385	$80,547	7.2%
Rental operating expenses	95,827	91,493	4.7%	28,777	29,806	-3.5%	29,198	23,951	21.9%
SAME PROPERTY NOI (GAAP BASIS)	$209,450	$207,191	1.1%	$59,196	$57,582	2.8%	$57,187	$56,596	1.0%
Operating margin (GAAP basis)	68.6%	69.4%	-0.8%	67.3%	65.9%	1.4%	66.2%	70.3%	-4.1%
Straight-line rent adjustment	2,821	3,526	-20.0%	843	1,430	-41.0%	422	828	-49.0%
SAME PROPERTY NOI	$206,629	$203,665	1.5%	$58,353	$56,152	3.9%	$56,765	$55,768	1.8%
Operating margin	67.7%	68.2%	-0.5%	66.3%	64.3%	2.1%	65.7%	69.2%	-3.5%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$305,277	$298,684		$87,973	$87,388		$86,385	$80,547
Non-same property rental revenues	146,864	175,375		29,889	22,547		26,946	32,010
TOTAL RENTAL REVENUES	452,141	474,059		117,862	109,935		113,331	112,557
Same property rental operating expenses (1)	95,827	91,493		28,777	29,806		29,198	23,951
Non-same property rental operating expenses	48,152	63,122		9,388	8,227		7,925	13,189
TOTAL RENTAL OPERATING EXPENSES	143,979	154,615		38,165	38,033		37,123	37,140

TOTAL NOI (1)	308,162	319,444		79,697	71,902		76,208	75,417

SAME PROPERTY JOINT VENTURE NOI (1)	8,005	8,200		4,147	4,150		2,494	2,606

COMPANY NOI	300,157	311,244		75,550	67,752		73,714	72,811

Total other income	25,819	19,221		8,001	7,614		6,026	5,818
Total other expenses	(211,781)	(234,377)		(55,946)	(50,318)		(52,107)	(70,813)
Gain on sale of real estate	1	186,908		1	(34)		—	186,942
Impairment of real estate	—	(859)		—	—		—	(859)
Minority interest in income of consolidated partnership and joint ventures	(745)	(5,953)		(184)	(178)		(210)	(4,359)
Income from discontinued operations	21,766	30,140		1,435	6,059		5,759	6,505

NET INCOME	$135,217	$306,324		$28,857	$30,895		$33,182	$196,045

	Three Months Ended		Percent	Three Months Ended		Percent
	06/30/06	06/30/05	Change	03/31/06	03/31/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	234	234		240	240
Gross leasable area (1)	30,553,081	30,553,081		30,865,840	30,865,840
Percent leased (1)	93.5%	94.3%	-0.8%	93.1%	94.9%	-1.8%

Lease Termination Fees: (2)	$226	$339		$2,485	$407

Rental revenues	$81,947	$82,527	-0.7%	$80,945	$79,685	1.6%
Rental operating expenses	24,162	25,514	-5.3%	24,988	24,280	2.9%
SAME PROPERTY NOI (GAAP BASIS)	$57,785	$57,013	1.4%	$55,957	$55,405	1.0%
Operating margin (GAAP basis)	70.5%	69.1%	1.4%	69.1%	69.5%	-0.4%
Straight-line rent adjustment	899	1,239	-27.4%	790	647	22.1%
SAME PROPERTY NOI	$56,886	$55,774	2.0%	$55,167	$54,758	0.7%
Operating margin	69.4%	67.6%	1.8%	68.2%	68.7%	-0.6%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$81,947	$82,527		$80,945	$79,685
Non-same property rental revenues	29,602	47,185		32,592	46,638
TOTAL RENTAL REVENUES	111,549	129,712		113,537	126,323
Same property rental operating expenses (1)	24,162	25,514		24,988	24,280
Non-same property rental operating expenses	10,552	15,334		10,108	15,688
TOTAL RENTAL OPERATING EXPENSES	34,714	40,848		35,096	39,968

TOTAL NOI (1)	76,835	88,864		78,441	86,355

SAME PROPERTY JOINT VENTURE NOI (1)	2,293	2,298		2,090	2,240

COMPANY NOI	74,542	86,566		76,351	84,115

Total other income	5,495	2,567		6,297	3,222
Total other expenses	(51,550)	(56,689)		(52,178)	(56,557)
Gain on sale of real estate	—	—		—	—
Impairment of real estate	—	—		—	—
Minority interest in income of consolidated partnership and joint ventures	(201)	(1,134)		(150)	(282)
Income from discontinued operations	6,383	9,387		8,189	8,189

NET INCOME	$34,669	$40,697		$38,509	$38,687

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) have undergone or are undergoing redevelopment, 2) were classified as discontinued operations under SFAS No. 144 or 3) were acquired during the period presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Same Property NOI Analysis
Includes Redevelopment Properties
(Dollars in thousands)

	Twelve Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	12/31/06	12/31/05	Change	12/31/06	12/31/05	Change	09/30/06	09/30/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	267	267		391	391		292	292
Gross leasable area (1)	36,998,213	36,998,213		39,580,434	39,580,434		39,905,588	39,905,588
Percent leased (1)	91.9%	91.1%	0.8%	91.4%	90.7%	0.7%	91.0%	91.2%	-0.2%

Lease Termination Fees: (2)	$6,367	$2,282		$1,200	$304		$345	$2,573

Rental revenues	$409,544	$386,741	5.9%	$111,169	$107,521	3.4%	$109,012	$98,164	11.1%
Rental operating expenses	132,849	125,685	5.7%	36,232	37,153	-2.5%	37,940	30,581	24.1%
SAME PROPERTY NOI (GAAP BASIS)	$276,695	$261,056	6.0%	$74,937	$70,368	6.5%	$71,072	$67,583	5.2%
Operating margin (GAAP basis)	67.6%	67.5%	0.1%	67.4%	65.4%	2.0%	65.2%	68.8%	-3.7%
Straight-line rent adjustment	5,808	5,541	4.8%	4,324	1,519	184.7%	230	78	194.9%
SAME PROPERTY NOI	$270,887	$255,515	6.0%	$70,613	$68,849	2.6%	$70,842	$67,505	4.9%
Operating margin	66.1%	66.1%	0.1%	63.5%	64.0%	-0.5%	65.0%	68.8%	-3.8%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$409,544	$386,741		$111,169	$107,521		$109,012	$98,164
Non-same property rental revenues	43,041	87,721		6,779	2,504		4,319	14,393
TOTAL RENTAL REVENUES	452,585	474,462		117,948	110,025		113,331	112,557
Same property rental operating expenses (1)	132,849	125,685		36,232	37,153		37,940	30,581
Non-same property rental operating expenses	11,267	29,187		1,960	913		(817)	6,559
TOTAL RENTAL OPERATING EXPENSES	144,116	154,872		38,192	38,066		37,123	37,140

TOTAL NOI (1)	308,469	319,590		79,756	71,959		76,208	75,417

SAME PROPERTY JOINT VENTURE NOI (1)	8,312	8,346		4,206	4,207		2,494	2,606

COMPANY NOI	300,157	311,244		75,550	67,752		73,714	72,811

Total other income	25,819	19,221		8,001	7,614		6,026	5,818
Total other expenses	(211,781)	(234,377)		(55,946)	(50,318)		(52,107)	(70,813)
Gain on sale of real estate	1	186,908		1	(34)		—	186,942
Impairment of real estate	—	(859)		—	—		—	(859)
Minority interest in income of consolidated partnership and joint ventures	(745)	(5,953)		(184)	(178)		(210)	(4,359)
Income from discontinued operations	21,766	30,140		1,435	6,059		5,759	6,505

NET INCOME	$135,217	$306,324		$28,857	$30,895		$33,182	$196,045

	Three Months Ended		Percent	Three Months Ended		Percent
	06/30/06	06/30/05	Change	03/31/06	03/31/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	288	288		291	291
Gross leasable area (1)	39,515,644	39,515,644		39,051,904	39,051,904
Percent leased (1)	90.7%	91.5%	-0.8%	91.0%	91.7%	-0.7%

Lease Termination Fees: (2)	$532	$851		$5,180	$425

Rental revenues	$106,398	$102,408	3.9%	$103,443	$97,978	5.6%
Rental operating expenses	33,259	33,145	0.3%	32,510	31,580	2.9%
SAME PROPERTY NOI (GAAP BASIS)	$73,139	$69,263	5.6%	$70,933	$66,398	6.8%
Operating margin (GAAP basis)	68.7%	67.6%	1.1%	68.6%	67.8%	0.8%
Straight-line rent adjustment	1,126	1,587	-29.0%	2,518	689	265.5%
SAME PROPERTY NOI	$72,013	$67,676	6.4%	$68,415	$65,709	4.1%
Operating margin	67.7%	66.1%	1.6%	66.1%	67.1%	-0.9%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$106,398	$102,408		$103,443	$97,978
Non-same property rental revenues	5,203	27,370		10,174	28,410
TOTAL RENTAL REVENUES	111,601	129,778		113,617	126,388
Same property rental operating expenses (1)	33,259	33,145		32,510	31,580
Non-same property rental operating expenses	1,480	7,723		2,613	8,407
TOTAL RENTAL OPERATING EXPENSES	34,739	40,868		35,123	39,987

TOTAL NOI (1)	76,862	88,910		78,494	86,401

SAME PROPERTY JOINT VENTURE NOI (1)	2,320	2,344		2,143	2,286

COMPANY NOI	74,542	86,566		76,351	84,115

Total other income	5,495	2,567		6,297	3,222
Total other expenses	(51,550)	(56,689)		(52,178)	(56,557)
Gain on sale of real estate	—	—		—	—
Impairment of real estate	—	—		—	—
Minority interest in income of consolidated partnership and joint ventures	(201)	(1,134)		(150)	(282)
Income from discontinued operations	6,383	9,387		8,189	8,189

NET INCOME	$34,669	$40,697		$38,509	$38,687

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) were classified as discontinued operations under SFAS No. 144 or 2) were acquired during the period presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Top Ten Tenants

				GLA as a		ABR as a
				Percentage		Percentage
		Number of		of Total		of Total
	Tenant	Leases	GLA	Portfolio GLA	ABR	Portfolio ABR
1	The Kroger Co. (1)	56	2,326,767	5.3%	$14,915,454	4.1%
2	Wal-Mart Stores (2)	30	2,168,409	5.0%	8,790,719	2.4%
3	Sears Holding Corp. (3)	34	1,829,979	4.2%	8,483,951	2.3%
4	The TJX Companies (4)	59	1,069,416	2.5%	7,244,187	2.0%
5	Publix Super Markets (5)	22	731,138	1.7%	6,275,838	1.7%
6	Ahold USA (6)	18	577,354	1.3%	5,412,344	1.5%
7	Safeway, Inc. (7)	12	362,252	0.8%	3,612,142	1.0%
8	Circuit City Stores, Inc.	17	347,522	0.8%	3,600,741	1.0%
9	Hobby Lobby Stores, Inc. (8)	15	609,984	1.4%	3,458,971	1.0%
10	H.E.Butt Grocery Company (9)	8	303,317	0.7%	3,024,458	0.8%
		271	10,326,138	23.7%	$64,818,806	17.8%

(1) Includes King Soopers, Kroger and Smith’s.

(2) Includes Discount Stores, Neighborhood Markets, SAM’S CLUB and Supercenters.

(3) Includes Kmart, Sears, Sears Essentials and Sears Hardware.

(4) Includes A.J. Wright, Bob’s Stores, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes Publix and Publix Sabor.

(6) Includes Giant Food, Martin’s, Stop & Shop and Tops Market.

(7) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

(8) Includes Hemispheres and Hobby Lobby.

(9) Includes Central Market and H-E-B.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

New and Renewal Lease Summary

										Tenant
					Total	Total	Percent	Percent	Tenant	Improvements		Leasing
			Total New	Total New	Former	Former	Increase	Increase	Improvements	Committed	Leasing	Commissions
	Number	GLA	ABR	ABR PSF	ABR	ABR PSF	(Cash)	(GAAP)	Committed (1)	PSF (1)	Commissions (1)	PSF (1)
1Q 2006
Comparable Space (2)
New leases	109	414,940	$4,442,176	$10.71	$3,879,473	$9.35	14.5%	—	$1,993,257	$4.80	$471,304	$1.14
Renewal leases (3)	302	1,513,747	16,230,329	10.72	14,931,103	9.86	8.7%	—	—	—	—	—
	411	1,928,687	20,672,505	10.72	18,810,576	$9.75	9.9%	—	—	—	—	—
Non-comparable Space
New leases	47	284,280	3,421,904	12.04	—	—	—	—	2,054,754	7.23	270,156	0.95
TOTAL	458	2,212,967	$24,094,409	$10.89	—	—	—	—	$4,048,011	$5.79	$741,460	$1.06

2Q 2006
Comparable Space (2)
New leases	73	247,889	$2,995,022	$12.08	$2,620,859	$10.57	14.3%	21.5%	$1,571,361	$6.34	$147,616	$0.60
Renewal leases (3)	231	1,463,045	12,636,170	8.64	11,628,362	7.95	8.7%	13.3%	—	—	—	—
	304	1,710,934	15,631,192	9.14	14,249,221	$8.33	9.7%	14.8%	—	—	—	—
Non-comparable Space
New leases	63	706,340	6,608,201	9.36	—	—	—	—	3,903,150	5.53	909,994	1.29
TOTAL	367	2,417,274	$22,239,393	$9.20	—	—	—	—	$5,474,511	$5.74	$1,057,610	$1.11

3Q 2006
Comparable Space (2)
New leases	92	254,374	$3,406,821	$13.39	$2,975,755	$11.70	14.5%	23.4%	$966,633	$3.80	$138,966	$0.55
Renewal leases (3)	247	1,193,099	11,186,430	9.38	10,367,846	8.69	7.9%	12.8%	—	—	—	—
	339	1,447,473	14,593,251	10.08	13,343,601	$9.22	9.4%	15.3%	—	—	—	—
Non-comparable Space
New leases	66	412,532	4,685,641	11.36	—	—	—	—	2,194,465	5.32	539,963	1.31
TOTAL	405	1,860,005	$19,278,892	$10.36	—	—	—	—	$3,161,098	$4.74	$678,929	$1.02

4Q 2006
Comparable Space (2)
New leases	101	380,594	$4,649,807	$12.22	$4,269,796	$11.22	8.9%	16.3%	$3,604,877	$9.47	$365,597	$0.96
Renewal leases (3)	219	1,211,322	11,217,225	9.26	10,432,081	8.61	7.5%	14.5%	—	—	—	—
	320	1,591,916	15,867,032	9.97	14,701,877	$9.24	7.9%	15.0%	—	—	—	—
Non-comparable Space
New leases	74	552,891	6,423,521	11.62	—	—	—	—	3,092,280	5.59	869,897	1.57
TOTAL	394	2,144,807	$22,290,553	$10.39	—	—	—	—	$6,697,157	$7.17	$1,235,494	$1.32

2006 Total
Comparable Space (2)
New leases	375	1,297,797	$15,493,826	$11.94	$13,745,883	$10.59	12.7%	—	$8,136,128	$6.27	$1,123,483	$0.87
Renewal leases (3)	999	5,381,213	51,270,154	9.53	47,359,392	8.80	8.3%	—	—	—	—	—
	1,374	6,679,010	66,763,980	10.00	61,105,275	$9.15	9.3%	—	—	—	—	—
Non-comparable Space
New leases	250	1,956,043	21,139,267	10.81	—	—	—	—	11,244,649	5.75	2,590,010	1.32
TOTAL	1,624	8,635,053	$87,903,247	$10.18	—	—	—	—	$19,380,777	$5.96	$3,713,493	$1.14

(1) New leases only.

(2) Includes only those spaces that were occupied within the prior two years.

(3) Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in effect at March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006, including those that are fully executed, but not yet open.

Includes the Company Portfolio, 100 percent of properties owned by unconsolidated joint ventures and managed portfolios, and excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Lease Expiration Schedule - Company Portfolio

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2007	1,017	3,971,149	10.67%	$10.01	11.90%
2008	914	4,347,843	11.69%	9.52	12.39%
2009	867	4,316,522	11.60%	9.89	12.78%
2010	617	4,779,062	12.85%	8.48	12.13%
2011	577	4,007,814	10.77%	8.98	10.77%
2012	176	1,640,544	4.41%	8.63	4.24%
2013	117	1,680,247	4.52%	7.69	3.87%
2014	93	1,584,011	4.26%	8.97	4.26%
2015	123	2,363,775	6.35%	9.51	6.73%
2016	113	2,584,288	6.95%	8.20	6.34%
2017+	173	5,929,959	15.94%	8.22	14.59%
	4,787	37,205,214	100.0%	$8.98	100.0%

Excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of EITF 04-5.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Lease Expiration Schedule - Joint Venture Portfolios

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2007	518	1,821,383	7.13%	$10.86	8.00%
2008	506	2,810,842	11.00%	9.66	10.98%
2009	489	2,818,340	11.03%	9.38	10.70%
2010	402	2,721,960	10.65%	9.99	11.00%
2011	307	2,337,373	9.15%	10.61	10.03%
2012	127	1,563,364	6.12%	9.69	6.13%
2013	101	1,360,671	5.32%	10.66	5.87%
2014	105	1,745,421	6.83%	9.12	6.44%
2015	102	1,534,191	6.00%	10.25	6.36%
2016	70	1,203,302	4.71%	10.88	5.29%
2017+	169	5,640,390	22.07%	8.42	19.21%
	2,896	25,557,237	100.0%	$9.67	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Lease Expiration Schedule - Total Portfolio

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2007	1,535	4,103,216	10.44%	$10.09	11.59%
2008	1,420	4,546,366	11.56%	9.58	12.19%
2009	1,356	4,512,747	11.48%	9.92	12.53%
2010	1,019	5,033,564	12.80%	8.62	12.15%
2011	884	4,231,773	10.76%	9.20	10.90%
2012	303	1,763,901	4.49%	8.87	4.38%
2013	218	1,783,829	4.54%	7.98	3.98%
2014	198	1,706,098	4.34%	9.09	4.34%
2015	225	2,505,267	6.37%	9.60	6.73%
2016	183	2,694,871	6.85%	8.37	6.31%
2017+	342	6,437,445	16.37%	8.26	14.89%
	7,683	39,319,077	100.0%	$9.09	100.0%

Excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of EITF 04-5 and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

NewPlan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Portfolio

Property Name		City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
COMPANY PORTFOLIO
Stabilized Properties
	Community and Neighborhood Shopping Centers

1	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	97%	$1,056,503	Southeastern Salvage, Wal-Mart
2	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,498,814	Wal-Mart Supercenter
3	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	96%	722,300	Furniture Factory, Kmart
4	Metro Marketplace	Phoenix	AZ	2001	06/21/91	249,694	71%	1,973,320	Office Max, Toys R Us
5	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,670,322	CompUSA, Cost Plus World Market, JC Penney Home Store, Stein Mart	SAM’S CLUB
6	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	358,423	—
7	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,173	99%	1,712,129	24 Hour Fitness Sport, CVS, Michaels	Big Lots, Trader Joe’s
8	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,670	99%	906,858	Big Lots, Kmart
9	Arbor Faire	Fresno	CA	1993	04/09/97	200,166	96%	2,143,106	Home Depot, PetSmart, Smart & Final	Mervyn’s
10	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	86%	790,308	United Artists
11	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	93%	780,538	Big Lots, Dunhill Furniture, Grocery Outlet	In Shape Health Club
12	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	98%	3,316,645	99c Only, Circuit City, CVS, Max Foods, Office Depot
13	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,499,642	Borders, Kohl’s, Sports Chalet	Wal-Mart
14	Rose Pavilion	Pleasanton	CA	2005	02/27/98	294,878	98%	5,183,416	Broyhill Home Collections, Levitz Furniture, Macy’s Home Store	Longs Drugs
15	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	98%	1,764,487	Big Lots, PETCO, Rite Aid, Trader Joe’s	Golfsmith, Michaels
16	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	97%	513,105	Arc Thrift Store, King Soopers
17	Superior Marketplace	Superior	CO	2004	07/31/02	266,308	98%	4,048,761	Michaels, Office Max, PetSmart, Ross Dress for Less, Sports Authority, T.J. Maxx, Wild Oats	Costco, SuperTarget
18	Brooksville Square	Brooksville	FL	2006	03/28/94	144,961	71%	1,137,704	Publix
19	Clearwater Mall	Clearwater	FL	2003	01/30/04	301,500	96%	5,295,582	Linens ‘n Things, Ross Dress for Less	Costco, Lowe’s, SuperTarget
20	Coconut Creek	Coconut Creek	FL	2005	03/01/02	265,621	93%	2,972,436	Big Lots, Publix
21	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,313,918	Publix, Sears Essentials
22	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	158,118	100%	1,443,661	Circuit City, Office Depot, Publix, T.J. Maxx
23	Regency Park	Jacksonville	FL	2006	06/16/97	333,942	83%	2,559,749	American Signature, Babies R Us, Hobby Lobby, Marshalls
24	The Shoppes at Southside	Jacksonville	FL	2004	12/10/04	109,113	100%	2,192,694	Best Buy, David’s Bridal, Sports Authority
25	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	95%	741,705	Sweetbay Supermarket
26	Ventura Downs	Kissimmee	FL	2005	11/01/06	98,191	100%	1,057,323	Publix Sabor, Walgreens
27	Leesburg Square	Leesburg	FL	1986	12/23/92	88,682	44%	270,262	International Super Buffet, Simply Unforgettable Party Shop
208	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,368,648	Ross Dress for Less, Sears Essentials, Winn-Dixie
29	Freedom Square	Naples	FL	1995	10/06/97	211,839	99%	1,733,557	Kmart, Publix
30	Southgate	New Port Richey	FL	2004	08/27/97	258,702	92%	1,516,951	Big Lots, Publix, Sticks N Stuff
31	Presidential Plaza	North Lauderdale	FL	2006	04/18/97	88,306	95%	743,608	Family Dollar, Sedano’s Supermarket
32	Colonial Marketplace	Orlando	FL	2006	04/01/98	141,140	100%	1,903,793	A.C. Moore, LA Fitness, Office Max	Target
33	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	100%	1,062,645	Publix
34	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	91%	1,117,179	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
35	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	99%	892,206	Burlington Coat Factory, T.J. Maxx
36	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,411	74%	799,627	Publix
37	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	99%	1,185,720	Big Lots, Winn-Dixie
38	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	100%	946,407	Dollar Tree, Kash n’ Karry, Walgreens
39	Tyrone Gardens (5)	St. Petersburg	FL	1998	06/20/06	209,337	95%	1,492,679	Big Lots, Winn-Dixie
40	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	95%	1,443,997	Publix, Schumacher Music
41	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	142,191	98%	1,524,843	Publix, T.J. Maxx
42	Northeast Plaza	Atlanta	GA	2004	12/12/02	441,829	100%	4,148,192	Goodwill, Mercado Del Pueblo
43	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	97%	444,283	Family Dollar, Food Depot
44	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	73%	485,521	Kroger
45	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	90%	425,181	Family Dollar
46	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	852,287	B.C. Moore, Wal-Mart
47	Covington Gallery	Covington	GA	1991	12/30/93	174,857	91%	901,678	Ingles, Kmart
48	Midway Village	Douglasville	GA	1989	05/01/97	83,908	99%	405,672	Piggly Wiggly
49	Westgate	Dublin	GA	2004	07/11/90	118,938	95%	686,628	Beall’s, Big Lots	Home Depot
50	Mableton Walk	Mableton	GA	1994	06/01/05	105,742	96%	969,319	Piccadilly Cafeteria, Publix
51	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	471,948	Marshalls
52	New Chastain Corners	Marietta	GA	2004	07/17/97	113,079	97%	1,120,036	Kroger
53	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	156,853	91%	1,676,556	Kroger
54	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	97%	428,111	Family Dollar, Marshalls
55	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	93%	552,195	Food Depot
56	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	86%	224,007	—	Wal-Mart Supercenter
57	Eisenhower Square	Savannah	GA	1997	07/16/97	125,712	98%	918,111	Eisenhower Cinema, Food Lion

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
58	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	581,895	—
59	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	91%	2,469,294	Kroger
60	Tift-Town	Tifton	GA	1965	07/11/90	58,818	87%	242,798	Beall’s Outlet, Family Dollar, Salvation Army
61	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	83%	953,951	Burlington Coat Factory, Hobby Lobby
62	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	92%	2,385,695	Barnes & Noble, PetSmart, Sports Authority, Trader Joe’s
63	Festival Center	Bradley	IL	2006	12/12/02	63,796	77%	256,297	Big Lots
64	Southfield Plaza	Bridgeview	IL	2006	12/03/96	198,331	99%	1,856,299	Dominick’s, Hobby Lobby	Home Depot
65	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	95%	374,160	Big Lots, Hobby Lobby
66	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	100%	1,901,346	Dominick’s, Walgreens
67	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	454,006	Cub Foods, Stone’s Hallmark
68	The Quentin Collection	Kildeer	IL	2006	09/22/06	171,179	91%	2,159,129	Best Buy, DSW, Fresh Market, PetSmart, Stein Mart
69	Westridge Court	Naperville	IL	2002	07/18/97	453,666	86%	5,293,626	Borders, Linens ‘n Things, Marshalls, Nova Cinema
70	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	100%	1,088,623	Jewel-Osco
71	Tinley Park Plaza	Tinley Park	IL	2005	09/20/95	252,682	98%	2,585,988	T.J. Maxx, Walt’s Food Center
72	Columbus Center	Columbus	IN	2005	12/01/88	145,137	98%	1,287,810	Big Lots, MC Sports, Office Max, T.J. Maxx	Target
73	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	669,306	CVS, Martin’s
74	Elkhart Market Centre	Goshen	IN	1994	12/12/02	362,470	97%	2,161,619	SAM’S CLUB, Wal-Mart
75	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	79%	278,254	—	Goody’s, Wal-Mart Supercenter
76	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	82%	268,322	Ashley Furniture	Big Lots
77	Florence Plaza	Florence	KY	1985	12/12/02	170,404	97%	730,698	Hobby Lobby, M99-Center	Toys R Us
78	Florence Square	Florence	KY	2000	03/17/04	381,628	96%	4,158,943	HomeGoods, Kroger, National Amusement, Staples, T.J. Maxx
79	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	770,287	Food Lion, Kmart
80	Jefferson Towne Commons	Jeffersontown	KY	2005	10/21/88	210,196	94%	1,278,082	Louisville Athletic Club, King Pin Lanes, Save-A-Lot
81	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	98%	1,572,945	Gabriel Brothers, Wal-Mart
82	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	98%	1,416,575	Kroger
83	Piccadilly Shopping Plaza	Louisville	KY	2006	04/25/89	96,370	92%	537,699	Big Lots, Royal Garden Buffet, The Hair Design School
84	Towne Square North	Owensboro	KY	1988	12/12/02	163,161	94%	1,078,468	Books-A-Million, Hobby Lobby, Office Depot
85	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,465	100%	719,913	Stage, Super 1 Foods
86	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	99%	1,067,067	Citi Trends
87	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	85%	1,096,370	Stop & Shop
88	Maple Village	Ann Arbor	MI	2000	10/14/94	296,385	90%	1,928,506	Dunham’s Sports, Kmart
89	Grand Crossing	Brighton	MI	2005	01/03/03	82,989	100%	832,248	ACO Hardware, VG’S Food
90	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,279	98%	672,732	Farmer Jack
91	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,027,667	Glik’s, VG’S Food	Kmart
92	Silver Pointe Shopping Center	Fenton	MI	1996	11/23/04	86,141	94%	1,101,634	—
93	Cascade East	Grand Rapids	MI	1983	01/03/03	99,529	92%	759,989	D&W Food Center, Powerhouse Gym
94	Kentwood	Kentwood	MI	1987	01/03/03	78,007	66%	243,598	D&W Food Center
95	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	459,290	90%	4,681,571	Best Buy, Kohl’s, Star Theatre, T.J. Maxx	Target
96	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	2,104,517	Gander Mountain, Michaels, Old Navy, T.J. Maxx
97	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	100%	1,147,955	Dollar Castle, Farmer Jack	Burlington Coat Factory, Marshalls, Staples
98	18 Mile & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	73%	1,048,080	Murray’s Auto Parts, VG’S Food
99	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	88%	735,140	Babies R Us, Bed Bath & Beyond, Dunham’s Sports
100	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	92%	506,118	Martin’s
101	West Ridge Shopping Center	Westland	MI	1989	03/17/05	163,131	99%	1,389,360	TEC Furniture, Tile Shop, T.J. Maxx	Mervyn’s, Target
102	Westland Crossing	Westland	MI	1999	11/16/99	141,738	84%	1,227,295	Grand Prix of America, Michaels	Toys R Us
103	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	94%	452,683	Harbor Freight Tools, Northwest Bookstore, Party America, The Gym
104	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	89%	378,602	BI-LO, Peebles
105	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	91%	255,020	Food Lion
106	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	94%	318,662	Dollar General, Food Lion
107	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	99%	774,763	Dollar Tree, Wal-Mart Supercenter
108	Roxboro Square	Roxboro	NC	2005	06/05/95	97,226	89%	1,053,085	Person County
109	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	94%	467,884	Belk-Yates, Mighty Dollar, Rose’s Department Store
110	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	100%	2,123,605	Big Lots, Wal-Mart Supercenter
111	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	96%	655,907	Eckerd, Lowes Foods
112	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	98%	741,387	Food Lion, Peebles
113	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	93%	641,693	Wal-Mart	Belk’s
114	Laurel Square	Brick	NJ	2003	07/13/92	246,235	100%	2,165,161	Kmart, Pathmark
115	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	99%	849,910	Hamilton Home Furnishings, Kmart
116	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	97%	1,311,063	Stop & Shop
117	Middletown Plaza	Middletown	NJ	2002	01/01/75	197,466	100%	2,924,253	ShopRite
118	Tinton Falls Plaza	Tinton Falls	NJ	2006	01/30/98	98,362	92%	1,010,187	WOW Fitness, Velocity	A&P
119	Paseo del Norte	Albuquerque	NM	2004	03/01/02	49,384	100%	334,628	Wal-Mart Neighborhood Market

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
120	Renaissance Center East	Las Vegas	NV	2006	10/17/96	144,216	97%	1,554,039	Albertsons
121	Cortlandville	Cortland	NY	2003	08/04/87	111,850	61%	368,518	Big Lots, Country Max, Kinney Drugs
122	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	613,563	Kmart, Office Max
123	Unity Plaza	East Fishkill	NY	2005	04/28/04	67,462	100%	1,408,850	A&P Fresh Market
124	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	100%	193,596	Big Lots, Dollar General
125	Pyramid Mall	Geneva	NY	2006	08/03/93	194,757	87%	1,252,516	Big Lots, Steve & Barry’s, Tops Market
126	Cayuga Mall	Ithaca	NY	1969	05/12/89	203,888	100%	1,208,015	Eckerd, P&C Foods, T.J. Maxx
127	Transit Road Plaza	Lockport	NY	2005	08/03/93	134,526	79%	690,737	Dollar Tree, Grossman’s Bargain Outlet, OfficeMax, Save-A-Lot
128	Wallkill Plaza	Middletown	NY	2005	12/12/95	203,800	92%	1,748,151	A.J. Wright, Ashley Furniture, ShopRite
129	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,551,855	ShopRite, US Postal
130	Rockland Plaza	Nanuet	NY	2006	01/01/83	250,059	97%	5,591,895	Marshalls
131	Mohawk Acres	Rome	NY	2005	01/20/84	161,170	94%	1,341,662	Price Chopper
132	Village Center	Smithtown	NY	2005	08/19/04	97,401	100%	1,678,359	Eckerd, Uncle Giuseppe’s Italian Market
133	Brunswick Town Center	Brunswick	OH	2004	01/21/05	122,989	95%	1,662,456	Giant Eagle	Home Depot
134	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	89%	1,354,460	Circuit City, OfficeMax	Ashley Furniture, Pat Catan’s Craft
135	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	218,752	91%	1,844,749	A.J. Wright, Kroger
136	Delhi	Cincinnati	OH	2002	05/22/96	166,317	71%	1,304,520	Kroger
137	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	93%	2,094,164	Bova Furniture, HomeGoods, Stein Mart, T.J. Maxx
138	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,718	92%	542,638	Furniture & Mattress Dist. Center, Kroger
139	Western Hills Plaza	Cincinnati	OH	1989	11/03/05	430,399	83%	2,867,807	Bed Bath & Beyond, Old Navy, Sears, Staples, T.J. Maxx
140	Western Village	Cincinnati	OH	2005	05/04/94	111,656	96%	972,894	Kroger
141	Crown Point	Columbus	OH	1998	07/23/98	147,275	100%	1,296,468	Kroger, Lombards
142	Greentree Shopping Center	Columbus	OH	2005	07/23/98	128,012	97%	1,094,288	Kroger
143	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	92%	680,445	Staples, Super Seafood Buffet
144	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	96%	1,328,644	—	Wal-Mart
145	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	98%	2,769,926	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
146	New Boston	New Boston	OH	2000	02/17/93	238,711	99%	1,164,132	Wal-Mart
147	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	91%	1,611,612	Basset’s IGA
148	Alexis Park	Toledo	OH	1988	12/12/02	258,942	75%	741,416	Value City
149	Southland Shopping Plaza	Toledo	OH	1988	12/21/05	290,892	84%	1,428,899	A.J Wright, Big Lots, Kroger
150	Marketplace	Tulsa	OK	1992	09/01/04	186,851	90%	1,647,015	CompUSA, Drysdale’s, PetSmart, Sports Authority
151	Bethel Park	Bethel Park	PA	2004	05/14/97	218,464	98%	1,465,499	Giant Eagle, Wal-Mart
152	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	96%	2,132,168	Genuardi’s
153	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PetSmart, T.J. Maxx
154	New Garden	Kennett Square	PA	2001	06/20/97	145,928	95%	711,593	Acme Markets, Big Lots
155	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	91%	867,066	Giant Food, Rent-To-Own
156	Ivyridge	Philadelphia	PA	2006	08/02/95	107,316	88%	1,463,317	—
157	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,799	98%	6,648,382	Macy’s
158	Hampton Square	Southampton	PA	2002	12/29/98	62,933	68%	507,097	Eckerd
159	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	93%	1,362,645	Marshalls, Ocean State Job Lot, Stop & Shop
160	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	96%	718,497	BI-LO
161	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	433,293	Animal Supply House, Dollar General, Food Lion, Musicians Supply	Kmart
162	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	91%	1,785,736	Fred’s, Hamrick’s, Intercontinental Hotels, Piggly Wiggly
163	Shoppes at Hickory Hollow	Antioch	TN	1986	09/21/06	144,469	94%	1,357,122	Kroger
164	Congress Crossing	Athens	TN	1990	11/10/88	176,305	98%	1,054,859	BI-LO, Kmart
165	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	700,283	BI-LO, CVS
166	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	95%	306,561	Dollar General, Food Lion
167	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	98%	1,602,371	Kmart, Proffitt’s
168	Hazel Path	Hendersonville	TN	1989	11/27/95	162,962	94%	776,448	Food Lion
169	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	94%	1,689,804	Wal-Mart Supercenter
170	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	354,345	Dollar General, Food Lion	The Crystal Company
171	Memphis Commons	Memphis	TN	1997	12/21/06	336,638	82%	2,678,266	Circuit City, Linens ‘n Things, T.J. Maxx, Value City	Home Depot, Toys R Us
172	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	96%	977,173	Kroger
173	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	100%	259,410	Dollar Tree
174	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	100%	362,202	Dollar Tree
175	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	97%	1,176,726	Wal-Mart Supercenter
176	Palm Plaza	Aransas	TX	2002	03/01/02	52,100	86%	292,046	Bealls (Stage), Family Dollar
177	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	100%	2,978,705	Hemispheres, Sports Authority	Hobby Lobby
178	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	93%	879,402	—
179	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	479,625	H.E.B., ICI Paints
180	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	370,109	Family Dollar, Food City, Hancock Fabrics
181	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Portfolio

				Year			Percent
				Built	Date		Leased			Anchor Tenant
	Property Name	City	State	(1)	Acquired	GLA (2)	(3)	ABR	Anchor Tenant (4)	Not Owned (4)

182	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	805,723	CVS, H.E.B., Palais Royal
183	Bryan Square	Bryan	TX	2001	03/01/02	55,115	15%	12,500	Firestone
184	Townshire	Bryan	TX	2002	03/01/02	136,693	90%	757,995	Tops Printing
185	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,000	100%	1,156,083	CVS, Kroger
186	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	84%	596,640	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
187	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	86%	1,731,839	Bealls (Stage), Hobby Lobby, Sutherland Lumber
188	Claremont Village	Dallas	TX	1976	03/01/02	66,980	91%	412,237	Family Dollar, Minyard
189	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	481,967	Blockbuster, Carnival, Family Dollar, Mama Rosa
190	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	427,546	Minyard, O’Reilly’s Auto Parts
191	Webb Royal	Dallas	TX	1992	03/01/02	108,545	91%	701,859	Family Dollar, Minyard
192	Wynnewood Village	Dallas	TX	2006	03/01/02	442,079	98%	3,868,745	Fallas Paredes, Kroger, Ross Dress for Less
193	Parktown	Deer Park	TX	1999	03/01/02	121,388	94%	753,171	Burke’s Outlet, Gerland’s, Walgreens
194	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	93%	467,240	Albertsons
195	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,326	100%	918,228	CompUSA
196	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	310,056	Family Dollar, Fiesta, Hi Style Fashion
197	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	91%	684,606	Cook Children’s Health Foundation, Minyard
198	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%	884,610	Truong Nguyen Grocer
199	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	83%	201,913	Ace Hardware, Rent-A-Center, Save-A-Lot
200	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	91%	1,012,776	Kroger
201	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	668,849	Kroger
202	Braes Heights	Houston	TX	2003	03/01/02	100,487	100%	1,659,147	CVS, Shoe Cents
203	Braes Link	Houston	TX	1999	03/01/02	38,997	100%	598,422	Walgreens
204	Braes Oaks	Houston	TX	1992	03/01/02	46,720	81%	270,473	H.E.B.
205	Braesgate	Houston	TX	1997	03/01/02	91,670	94%	510,485	Food Town
206	Broadway	Houston	TX	2006	03/01/02	74,942	87%	431,971	Dollar General, Sav-A-Lot, The Worksource
207	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,412	98%	1,412,482	24 Hour Fitness, CVS, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
208	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	97%	1,656,617	Big Lots, Kroger, Stein Mart
209	Jester Village	Houston	TX	1988	03/01/02	64,442	94%	500,903	H.E.B.
210	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	106,710	—
211	Maplewood Mall	Houston	TX	2004	03/01/02	94,871	90%	532,681	Burke’s Outlet, Cox’s Foodarama, Family Dollar
212	Merchants Park	Houston	TX	2006	03/01/02	241,742	91%	2,112,973	Big Lots, Hibernia Bank, Kroger, Ross Dress for Less
213	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	86%	731,911	The Liquidator
214	Northgate	Houston	TX	1972	03/01/02	40,244	84%	73,620	Firestone
215	Northshore East	Houston	TX	2001	03/01/02	90,820	92%	1,181,328	Office Depot, River Oaks Imaging & Diagnostic
216	Northtown Plaza	Houston	TX	1990	03/01/02	195,134	100%	1,802,396	Big Lots, Factory 2 U, Fallas Paredes
217	Northwood	Houston	TX	1972	03/01/02	137,947	99%	1,030,710	Davis Food City
218	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	841,963	Family Dollar, Houston Community College
219	Sharpstown Plaza	Houston	TX	2005	03/01/02	43,630	100%	653,548	Circuit City
220	Tanglewilde	Houston	TX	1998	03/01/02	87,309	100%	853,966	Party City, Salon In The Park, USA Baby
221	Tidwell Place	Houston	TX	1991	03/01/02	41,855	80%	381,352	Family Dollar, North Houston Birth Center
222	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	92%	1,687,645	Marshalls
223	Washington Square	Kaufman	TX	1978	03/01/02	64,230	100%	291,986	Auto Zone, Bealls (Stage), Family Dollar
224	League City	League City	TX	1992	03/01/02	99,021	90%	518,074	Bealls (Stage), Family Dollar, Jo-Ann Fabrics
225	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	89%	673,888	Bealls (Stage), Super 1 Foods
226	Odessa-Winwood Town Center	Odessa	TX	2002	11/01/06	343,603	100%	2,218,929	Hastings, H.E.B., Office Depot, Ross Dress for Less, Target
227	Crossroads Center	Pasadena	TX	1997	03/01/02	142,943	91%	1,310,068	Kroger, Sears Hardware
228	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	320,068	Dollar General, Hancock Fabrics
229	Parkview West	Pasadena	TX	2005	03/01/02	39,939	89%	333,497	Family Dollar, Rent-A-Center
230	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	97%	2,251,336	Kroger
231	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	95%	1,044,326	Kroger, Palais Royal
232	Market Plaza	Plano	TX	2002	07/13/05	161,453	67%	2,463,450	H.E.B Central Market
233	Klein Square	Spring	TX	1999	03/01/02	80,857	100%	720,492	Family Dollar, Foodtown
234	Texas City Bay	Texas City	TX	2005	03/01/02	228,676	96%	1,768,664	BP, Kroger
235	The Centre at Navarro	Victoria	TX	2005	03/01/02	47,960	97%	658,688	Hastings,Walgreens
236	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	94%	1,402,134	Toy Works, Ukrops Supermarket	Kohl’s
237	Jefferson Green	Newport News	VA	1988	12/12/02	54,945	100%	795,768	Northern Handyman
238	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	75%	793,066	Ingles
239	Cave Spring Corners	Roanoke	VA	2005	06/05/97	142,752	95%	936,939	Hamrick’s, Kroger
240	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	95%	737,118	CVS, Kroger
241	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	91%	989,982	Big Lots, Goodwill, Kroger
242	Ridgeview Centre	Wise	VA	2005	07/02/92	190,242	95%	1,334,313	Kmart	Belk’s
243	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	100%	1,416,100	Hobby Lobby, Kohl’s	ShopKo
244	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	155,022	89%	916,743	Big Lots, Murdoch’s Ranch & Home Supply	Hobby Lobby

						36,047,733	93%	$305,913,046

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Portfolio

				Year			Percent
				Built	Date		Leased			Anchor Tenant
	Property Name	City	State	(1)	Acquired	GLA (2)	(3)	ABR	Anchor Tenant (4)	Not Owned (4)

	Miscellaneous Properties

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	60,414	—
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391	—
4	Country Market	Pine Bluff	AR	1981	08/10/93	60,842	100%	121,684	Country Market
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	56,250	Brunswick Lanes
6	Kmart	Atlantic	IA	1980	01/19/94	40,318	0%	—	—
7	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	459,800	Smith’s
8	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—	—
9	Akron Land	Akron	OH	—	09/07/05	LAND	—	—	—
10	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic	Wal-Mart
11	Laurel Mall	Connellsville	PA	1970	05/15/01	304,222	45%	378,819	Pechin
12	Yarbrough	El Paso	TX	1995	03/01/02	49,457	100%	100,000	—
						658,338	69%	$1,857,137
		STABILIZED PROPERTIES				36,706,071	93%	$307,770,183

Redevelopment Properties

	Community and Neighborhood Shopping Centers
1	Riverview Plaza	Gadsden	AL	2007	10/12/95	150,700	65%	$549,175	Hobby Lobby
2	Bakersfield Plaza	Bakersfield	CA	2007	06/20/97	213,164	75%	1,758,456	Circuit City, Lassen Natural Foods, Longs Drugs	Mervyn’s
3	Fox Run Mall	Glastonbury	CT	2007	12/01/06	97,086	93%	1,034,347	—
4	The Mall at 163rd Street	Miami	FL	2007	12/31/98	334,097	81%	3,176,455	Marshalls, Ross Dress for Less	Home Depot, Wal-Mart Supercenter
5	Pointe*Orlando (6)	Orlando	FL	2007	11/30/99	415,768	69%	6,549,271	Capital Grill, Muvico
6	Merchants Crossing	Newnan	GA	2007	12/12/02	174,059	100%	762,568	Hastings, Kroger
7	Victory Square	Savannah	GA	2007	07/02/92	119,014	67%	825,351	Trademark Cinemas	Home Depot
8	Wabash Crossing	Wabash	IN	2007	12/16/93	136,143	59%	417,203	Tractor Supply
9	Lexington Road Plaza	Versailles	KY	2007	04/28/94	178,354	100%	1,184,741	Kmart, Kroger
10	Points West	Brockton	MA	2007	12/12/02	138,657	78%	914,161	Ocean State Job Lot
11	Liberty Plaza	Randallstown	MD	2007	05/12/95	96,459	53%	413,895	Marshalls
12	Rising Sun Towne Centre	Rising Sun	MD	2007	06/04/99	66,702	100%	642,417	Family Dollar, Martin’s
13	Fremont	Fremont	MI	2007	01/03/03	40,800	57%	139,972	Glik’s, Peebles
14	Kietzke Center	Reno	NV	2007	06/20/97	167,296	54%	816,752	Ric’s Furniture	Ashley Furniture, Sportsman Warehouse
15	Sunshine Square	Medford	NY	2007	12/12/02	222,422	79%	1,879,679	Stop & Shop
16	Price Chopper Plaza	Rome	NY	2007	08/03/93	78,400	0%	—	—
17	South Towne Centre	Dayton	OH	2007	03/27/92	311,353	74%	2,471,726	Burlington Coat Factory, Health Foods Unlimited, Jo-Ann Fabrics, Value City Furniture
18	Midway Crossing	Elyria	OH	2007	12/11/95	175,385	74%	1,005,350	Dunham’s Sports, Jo-Ann Fabrics, T.J. Maxx	Toys R Us
19	Surrey Square Mall	Norwood	OH	2007	08/26/05	190,323	55%	778,102	Kroger
20	Market Place	Piqua	OH	2007	11/20/91	176,044	62%	409,856	Kroger
21	Dillsburg Shopping Center	Dillsburg	PA	2007	10/16/96	146,193	74%	1,511,078	Giant Food
22	Hillcrest Shopping Center	Spartanburg	SC	2007	02/16/05	343,048	88%	2,955,233	Marshalls, Publix, Ross Dress for Less, Stein Mart
23	West Towne Square	Elizabethton	TN	2007	06/09/98	93,041	63%	253,222	Dollar Tree
24	Chapman-Ford Crossing	Knoxville	TN	2007	12/30/92	185,604	72%	585,270	First Tennessee Bank, Goody’s
25	Culpepper Plaza	College Station	TX	2007	03/01/02	209,760	51%	991,184	—
26	Antoine Square	Houston	TX	2007	03/01/02	54,512	84%	60,447	—
27	Huntington Village	Houston	TX	2007	03/01/02	111,887	87%	743,389	Family Dollar, Sav-A-Lot, Twice Blessed
		REDEVELOPMENT PROPERTIES				4,626,271	73%	$32,829,300

New Development Properties

	Community and Neighborhood Shopping Centers
1	Apopka Commons	Apopka	FL	2007	09/07/05	—	—	—	—	Home Depot
2	Nine Mile Square	Pensacola	FL	2007	09/07/05	—	—	—	—	Home Depot
3	Denham Springs Plaza	Denham Springs	LA	2007	09/07/05	—	—	—	—	Home Depot
4	the Shoppes at Cinnaminson	Cinnaminson	NJ	2007	09/29/06	—	—	—	—
5	A&P Fresh Market	Clark	NJ	2007	11/10/06	—	—	—	—
6	Brandt Pike Place	Dayton	OH	2007	09/30/05	—	—	—	—	Kroger
7	Northgate Plaza	Westerville	OH	2007	09/07/05	—	—	—	—	Home Depot, Kroger
		NEW DEVELOPMENT PROPERTIES				—	—	—
		COMPANY PORTFOLIO				41,332,342	91%	$340,599,483

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Portfolio

				Year			Percent
				Built	Date		Leased			Anchor Tenant
	Property Name	City	State	(1)	Acquired	GLA (2)	(3)	ABR	Anchor Tenant (4)	Not Owned (4)
JOINT VENTURE PORTFOLIOS (7)

Stabilized Properties

	Community and Neighborhood Shopping Centers

	Arapahoe Crossings, L.P.
1	Arapahoe Crossings	Aurora	CO	2003	09/30/03	466,363	99%	$6,372,688	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘n Things, Marshalls, Old Navy, Ross Dress for Less

	BPR Shopping Center, L.P.
2	The Centre at Preston Ridge	Frisco	TX	2003	09/28/98	734,315	98%	12,462,100	Best Buy, DSW, Linens ‘n Things, Marshalls, Old Navy, Ross Dress for Less, Stein Mart, T.J. Maxx	SuperTarget

	CA New Plan Acquisition Fund, LLC
3	Augusta West	Augusta	GA	2006	02/09/06	207,823	79%	1,138,160	Burlington Coat Factory, Dollar Tree
4	Banks Station	Fayetteville	GA	2006	02/09/06	176,451	92%	1,373,552	Cinemark, Food Depot, Staples
5	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	872,291	Kmart, Super 1 Foods
6	Great Eastern Shopping Plaza	Northwood	OH	1956	12/21/05	338,826	79%	1,102,902	Aldi, The Pharm, Value City, Value City Furniture
7	Shelby Square	Memphis	TN	1989	02/09/06	155,969	72%	731,287	Fred’s, Wal-Mart Neighborhood Market
8	Parmer Crossing	Austin	TX	2004	06/13/06	169,517	90%	1,276,150	Big Lots, Room Store	Fry’s Electronics
9	Northshore West	Houston	TX	1997	03/01/02	144,982	94%	1,158,831	Conn Appliances, PETCO, Sellers Brothers

	CA New Plan Venture Direct Investment Fund, LLC
10	Shoppes of Victoria Square	Port St. Lucie	FL	1990	10/10/03	95,243	100%	1,029,203	Winn-Dixie
11	Sarasota Village	Sarasota	FL	1998	03/01/02	168,600	100%	1,276,005	Big Lots, HomeGoods, Gold’s Gym, Publix
12	Harwood Central Village	Bedford	TX	1986	03/01/02	119,742	89%	950,191	Kroger
13	Spring Valley Crossing	Dallas	TX	2002	03/01/02	101,687	87%	689,732	—
14	Windvale	The Woodlands	TX	2002	03/01/02	101,088	100%	1,133,783	Randalls

	CA New Plan Venture Fund, LLC
15	Villa Monaco	Denver	CO	1978	02/19/04	122,213	81%	961,731	King Soopers
16	Stone Mountain Festival	Stone Mountain	GA	2006	07/02/04	347,217	98%	1,764,037	Wal-Mart Supercenter
17	Marrero Shopping Center	Marrero	LA	2004	04/12/04	69,259	100%	626,669	Winn-Dixie
18	Ridglea Plaza	Ft. Worth	TX	1990	12/31/02	171,787	90%	1,562,860	Stein Mart, Tom Thumb

	Galileo America LLC (8)
19	Springdale	Mobile	AL	2004	05/04/06	612,616	93%	3,799,368	Best Buy, Burlington Coat Factory, Goody’s, Linens ‘n Things, McRae’s	SAM’S CLUB
20	County Park Plaza	Scottsboro	AL	1999	08/10/05	60,750	100%	308,572	Southern Family Markets, Sportsmed
21	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,526	88%	1,125,874	Fine Living Furniture, Food City	Bally Total Fitness
22	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	95%	745,532	Food City
23	Paradise Plaza	Paradise	CA	1997	06/20/97	198,323	100%	838,408	Albertsons, Kmart, Rite Aid
24	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	97%	2,248,918	T.J. Maxx	Ralphs, Rite Aid
25	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	100%	2,859,563	Stater Bros., Stein Mart
26	Aurora Plaza	Aurora	CO	1996	12/12/02	176,191	100%	1,013,033	Cinema Latino, King Soopers
27	Westminster City Center	Westminster	CO	2005	12/16/97	342,941	100%	4,763,239	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Gordmans
28	Enfield Commons	Enfield	CT	1990	08/10/05	252,096	100%	2,987,745	Barnes & Noble, Bob’s Stores, Linens ‘n Things, Marshalls, Office Depot
29	Stop & Shop Plaza	Enfield	CT	1988	12/19/05	111,265	100%	1,558,521	Stop & Shop
30	Freshwater - Stateline Plaza	Enfield	CT	2004	08/10/05	295,528	96%	2,518,404	Circuit City, Costco, Dick’s Sporting Goods	Home Depot
31	Charter Oak Marketplace	Hartford	CT	2004	08/10/05	259,057	100%	1,833,656	Marshalls, Wal-Mart
32	Chamberlain Plaza	Meriden	CT	2004	08/10/05	55,264	100%	1,021,122	Circuit City
33	Turnpike Plaza	Newington	CT	2004	08/10/05	151,498	100%	2,221,101	Dick’s Sporting Goods, Price Chopper
34	North Haven Crossing	North Haven	CT	1993	08/10/05	104,612	82%	1,441,553	Barnes & Noble, Bernie’s, Staples, PETCO
35	Queen Plaza	Southington	CT	2004	08/10/05	171,989	100%	1,835,587	Bed Bath & Beyond, Bob’s Furniture, T.J. Maxx
36	Waterbury Plaza	Waterbury	CT	2000	08/10/05	197,206	100%	2,175,961	Pretty Woman, Super Stop & Shop	Target
37	Waterford Commons	Waterford	CT	2004	08/10/05	237,082	98%	4,036,805	Babies R Us, Dick’s Sporting Goods, Linens ‘n Things	Best Buy, Raymour & Flanigan
38	Goff Brook Shops	Wethersfield	CT	1988	08/10/05	71,493	89%	744,226	Office Depot, Old Country Buffet
39	Coastal Way	Brooksville	FL	2004	08/10/05	218,621	100%	1,446,706	Belk’s, Sears
40	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	96%	1,125,244	Beall’s Outlet, Big Lots, Publix
41	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	99%	640,522	CVS, Family Dollar, Winn-Dixie
42	Marketplace at Wycliffe	Lake Worth	FL	2002	06/01/05	133,520	100%	2,267,431	Walgreens, Winn-Dixie
43	Fashion Square	Orange Park	FL	1996	05/04/06	36,029	100%	825,513	Carrabba’s Italian Grill, Miller’s Orange Park Ale House, Ruby Tuesday, Takeya Japanese Steakhouse	American Flooring
44	Panama City Square	Panama City	FL	1992	06/25/03	289,119	100%	1,901,602	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
45	Collins Park Commons	Plant City	FL	1989	08/10/05	37,458	100%	205,062	Tractor Supply
46	Riverwood	Port Orange	FL	1996	09/05/97	93,506	95%	510,886	Walgreens, Winn-Dixie
47	Cobblestone Village	Royal Palm Beach	FL	2005	05/04/06	33,207	100%	846,048	Crispers	SuperTarget
48	Cobblestone Village	St. Augustine	FL	2003	08/10/05	261,081	100%	3,246,282	Beall’s, Publix, Ross Dress for Less
49	Hampton Plaza	Tampa	FL	1990	08/10/05	44,420	100%	403,192	Big Lots, Dollar General
50	Albany Plaza	Albany	GA	1995	05/12/94	114,169	99%	627,999	Big Lots, Harveys
51	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	98%	1,024,283	Belk’s, Harveys

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Portfolio

				Year			Percent
				Built	Date	GLA	Leased			Anchor Tenant
	Property Name	City	State	(1)	Acquired	(2)	(3)	ABR	Anchor Tenant (4)	Not Owned (4)
52	Buena Vista Village	Columbus	GA	1997	08/10/05	17,500	93%	181,360	—	Wal-Mart, Winn-Dixie
53	Conyers Plaza	Conyers	GA	2001	10/20/06	171,478	98%	1,730,887	Goody’s, PetSmart, Shoder Furniture	Home Depot, Wal-Mart
54	Cordele Square	Cordele	GA	2002	07/11/90	127,953	89%	694,824	Belk’s, Goody’s, Harvey Foods
55	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	562,049	BI-LO, Family Dollar
56	Cosby Station	Douglasville	GA	1994	08/10/05	77,811	100%	793,938	Publix
57	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	96%	995,015	Ace Hardware, Beall’s Outlet, Fred’s, Kroger
58	Wisteria Village	Snellville	GA	2004	10/11/95	176,652	100%	1,119,974	Hobby Lobby, Kmart
59	Bulloch Plaza	Statesboro	GA	1970	08/10/05	39,264	100%	212,870	Harveys
60	Statesboro Square	Statesboro	GA	1986	08/10/05	41,000	100%	232,777	Aaron Rents, Big Lots
61	Haymarket Square	Des Moines	IA	2002	05/12/95	269,465	94%	1,695,738	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
62	Marketplace at Matteson	Matteson	IL	2000	02/02/06	309,864	93%	1,769,010	Advance Auto, A.J. Wright, Burlington Coat Factory
63	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	86%	633,190	Fashion Bug Plus, Kroger
64	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	87%	351,477	Family Dollar, Lo Bill Foods
65	Garden City Plaza	Garden City	KS	2004	08/10/05	102,648	94%	894,840	JC Penney	Sears
66	Green River Plaza	Campbellsville	KY	1989	03/08/96	203,239	100%	1,077,138	Goody’s, JC Penney, Kroger
67	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	830,709	Kmart, Staples
68	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger
69	Springhurst Towne Center	Louisville	KY	1997	08/10/05	422,035	100%	5,014,319	Cinemark, Dick’s Sporting Goods, Fashion Shops, Kohl’s, Liquor Barn, T.J. Maxx	Meijer, Target
70	Chestnut Hills	Murray	KY	1982	08/10/05	68,364	95%	368,900	JC Penney
71	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn Appliances, Super 1 Foods
72	Chicopee Marketplace	Chicopee	MA	2005	05/04/06	121,420	90%	1,462,194	Marshalls, Staples	Home Depot, Wal-Mart
73	Easton Village	Easton	MA	2003	08/10/05	101,099	94%	1,836,136	CVS, Roche Bros.
74	Lunenberg Crossing	Lunenburg	MA	1994	08/10/05	25,515	100%	299,275	Fashion Bug	Hannaford Bros., Wal-Mart
75	Greatwoods Marketplace	Norton	MA	1989	12/01/06	117,827	92%	1,201,840	Roche Bros.
76	Brunswick Plaza	Brunswick	ME	2005	08/10/05	169,793	100%	864,000	Lowe’s	Wal-Mart Supercenter
77	BJ’s Plaza	Portland	ME	1991	08/10/05	104,233	100%	750,477	BJ’s Wholesale Club
78	Delta Center	Lansing	MI	2005	12/12/95	186,246	89%	1,389,600	Bed Bath & Beyond, Gift & Bible Center, Hobby Lobby
79	Fashion Corner	Saginaw	MI	2004	12/12/95	179,678	89%	1,482,122	Bed Bath & Beyond, Best Buy, Dunham’s Sports
80	Roundtree Place	Ypsilanti	MI	1992	07/01/98	199,963	99%	1,367,120	Sheena Value Land, Wal-Mart
81	Washtenaw Fountain Plaza	Ypsilanti	MI	2005	10/05/92	135,942	91%	773,843	A.J. Wright, Dollar Tree, Dunham’s Sports, Save-a-Lot
82	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	379,819	Books-A-Million, Georgia Carpet Outlet, Office Depot	Kroger
83	Northwoods Plaza	Albemarle	NC	1983	08/10/05	32,705	100%	226,887	Food Lion
84	Devonshire Place	Cary	NC	1996	08/10/05	104,441	100%	1,332,762	Borders, Dollar Tree, Golf Galaxy
85	Henderson Square	Henderson	NC	1995	08/10/05	165,929	100%	1,166,551	Belk’s, Goody’s, JC Penney	Wal-Mart Supercenter
86	Longview Crossing	Hickory	NC	1988	08/10/05	40,598	91%	177,290	Food Lion
87	Springs Crossing	Hickory	NC	1996	08/10/05	43,071	100%	317,940	Family Dollar, Food Lion
88	Valley Crossing	Hickory	NC	1988	08/10/05	186,088	97%	1,547,917	Circuit City, Goody’s, Office Depot, T.J. Maxx
89	Parkway Plaza	Winston-Salem	NC	2005	12/12/02	286,405	90%	2,320,133	Citi Trends, Lowes Foods, Office Depot
90	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	89%	809,577	Golf Galaxy, Mattress Firm, Office Max
91	Willow Springs Plaza	Nashua	NH	1990	08/10/05	130,748	100%	1,905,803	JC Penney Home Store, Jordan’s Warehouse, Namco Pool and Patio, PETCO	Home Depot
92	Seacoast Shopping Center	Seabrook	NH	1991	08/10/05	91,690	100%	1,148,332	Jo-Ann Fabrics, Shaw’s	Wal-Mart
93	Dover Park Plaza	Yardville	NJ	2005	01/28/00	56,808	100%	733,699	CVS
94	Ladera	Albuquerque	NM	1982	03/01/02	126,012	82%	1,017,970	Brook’s Supermarket, Dollar Tree
95	University Mall	Canton	NY	1967	01/01/76	81,027	100%	370,658	Rexford’s Hardware, Wisebuys
96	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	99%	1,297,980	Wegmans
97	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	1,070,372	A.C. Moore, T.J. Maxx
98	Hornell Plaza	Hornell	NY	2005	07/31/98	253,813	95%	1,814,130	Wal-Mart, Wegmans
99	Greenport Towne Center	Hudson	NY	1993	08/10/05	75,525	100%	767,250	Fashion Bug, Price Chopper	Wal-Mart
100	Shops at Seneca Mall	Liverpool	NY	2005	08/03/93	231,024	97%	1,116,090	Big Lots, Kmart
101	Cortlandt Towne Center	Mohegan Lake	NY	1997	08/10/05	642,354	99%	9,267,857	A&P, Barnes & Noble, Best Buy, Levitz Furniture, Linens ‘n Things, Marshalls, PetSmart, United Artists, Wal-Mart	Home Depot
102	Hannaford Plaza	Saratoga Springs	NY	2004	08/10/05	178,391	100%	1,969,005	Bare Bones, Hannaford Bros., Tractor Supply
103	Galleria Commons	Henderson	NV	2005	06/09/98	275,013	95%	2,696,826	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx
104	Southland Shopping Center	Middleburg Heights	OH	2002	11/10/05	708,753	92%	5,588,596	BJ’s Wholesale Club, Burlington Coat Factory, Giant Eagle, Marc’s, Steve & Barry’s
105	Southland South	Middleburg Heights	OH	1970	11/10/05	56,170	90%	395,761	Laser Adventure
106	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	470,575	Chief Supermarket, Rite Aid
107	Tops Plaza	North Olmstead	OH	2002	11/10/05	70,003	100%	1,046,112	—
108	Tops Plaza	North Ridgeville	OH	2002	11/10/05	60,830	100%	856,259	—
109	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,565	81%	1,185,752	Michaels, Old Navy
110	Streetsboro Crossing	Streetsboro	OH	2002	11/10/05	77,900	100%	1,017,650	—	Lowe’s, Target
111	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	97%	1,493,076	Big Lots, Pathmark
112	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,439,316	Kmart, Weis Markets
113	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	409,131	Chuck E. Cheese, Dunham’s Sports, Staples
114	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	660,476	Hallmark, Redner’s Warehouse Market	Kmart

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Portfolio

				Year			Percent
				Built	Date		Leased			Anchor Tenant
	Property Name	City	State	(1)	Acquired	GLA (2)	(3)	ABR	Anchor Tenant (4)	Not Owned (4)
115	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	2004	05/04/06	307,610	100%	1,929,546	Wal-Mart Supercenter
116	Anderson Plaza	Greenwood	SC	1983	08/10/05	46,258	66%	233,468	Food Lion
117	Northridge Plaza	Hilton Head	SC	1988	08/10/05	79,570	96%	659,577	Dollar General, HomeGoods
118	Island Plaza	James Island	SC	2004	10/06/97	171,224	100%	1,097,455	Dollar Tree, Food Lion, Fred’s, Gold’s Gym
119	Beach Crossing	Myrtle Beach	SC	1984	08/10/05	45,790	100%	363,632	Advance Auto, Dollar General, Duron Paints, Imaginations
120	Remount Village	North Charleston	SC	1996	11/13/96	60,238	98%	551,116	BI-LO, Family Dollar
121	58 Crossing	Chattanooga	TN	1988	08/10/05	49,984	92%	352,890	Food Lion, Goodwill
122	East Ridge Crossing	Chattanooga	TN	1999	08/10/05	58,950	95%	585,805	Food Lion
123	Stone East Plaza	Kingsport	TN	1983	08/10/05	46,259	93%	281,289	Auto Zone, Cal Spas and Pools, Dollar General
124	Kingston Overlook	Knoxville	TN	1996	08/10/05	119,360	100%	892,748	American Signature, Babies R Us, Michaels
125	Suburban Plaza	Knoxville	TN	1997	08/10/05	127,239	97%	1,379,744	Barnes & Noble, Toys R Us
126	Lion’s Head Village	Nashville	TN	2000	08/10/05	99,165	100%	1,228,522	Office Max, Stein Mart
127	Briarcliffe Square	Oak Ridge	TN	1988	08/10/05	41,778	96%	269,921	Food Lion
128	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	95%	1,135,698	Wal-Mart Supercenter
129	Plantation Plaza	Clute	TX	1997	03/01/02	100,277	100%	826,451	Kroger, Walgreens
130	Marketplace at Flower Mound	Flower Mound	TX	1998	08/10/05	113,549	75%	1,196,915	Sprouts Farmer Market
131	Beltway South	Houston	TX	1998	03/01/02	107,174	98%	871,836	Kroger
132	Inwood Forest	Houston	TX	1997	03/01/02	77,553	93%	665,241	Cox’s Foodarama
133	Jones Plaza	Houston	TX	2000	03/01/02	111,355	97%	1,163,597	24 Hour Fitness, Hancock Fabrics
134	Jones Square	Houston	TX	1999	03/01/02	169,003	100%	1,178,132	Big Lots, Hobby Lobby
135	Mount Houston Square	Houston	TX	1996	03/01/02	173,080	96%	1,189,531	Fallas Paredes, La Canasta Furnishings
136	Orange Grove	Houston	TX	2005	03/01/02	189,201	97%	1,668,468	24 Hour Fitness, Floor Décor, La Canasta Furnishings
137	The Crossing at Fry Road	Katy	TX	2005	03/01/02	234,044	100%	2,062,874	Hobby Lobby, Kroger, Palais Royal, Stein Mart
138	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	97%	866,469	Bealls (Stage), H.E.B.	Kmart
139	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	99%	1,132,409	Palais Royal, Randalls
140	Tomball Parkway Plaza	Tomball	TX	2005	03/01/02	133,629	98%	970,487	Big Lots, Palais Royal	Hobby Lobby
141	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	95%	941,691	Babies R Us, Chuck E. Cheese
142	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	1,021,827	Wal-Mart
143	Valley Commons	Salem	VA	1988	08/10/05	45,580	87%	320,429	Food Lion
144	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	149,702	99%	1,261,108	Office Depot, The North Carolina Company
145	Strawbridge	Virginia Beach	VA	1997	08/10/05	43,764	100%	579,873	Regal Cinemas
146	Packard Plaza	Cudahy	WI	1992	12/12/02	125,247	84%	558,142	Aldi, Dunham’s Sports, Jo Ann Fabrics, Merchandise Outlet
147	Northridge Plaza	Milwaukee	WI	1996	12/12/02	152,664	93%	1,047,405	Circuit City
148	Moundsville Plaza	Moundsville	WV	2004	12/27/88	180,346	87%	1,119,433	Big Lots, Kroger
149	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
150	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	99%	598,023	Kmart

	NP/I&G Institutional Retail Company, LLC (8)
151	The Plaza at EastChase	Montgomery	AL	2003	11/10/05	112,285	100%	1,540,983	Cost Plus World Market, PetSmart, Pier 1 Imports, Ross Dress for Less	Kohl’s, Target
152	The Shoppes at EastChase	Montgomery	AL	2002	11/10/05	251,517	96%	4,538,856	Abercrombie & Fitch, Ann Taylor, Banana Republic, Books-A-Million, Gap, Linens ‘n Things	Dillard’s
153	New London Mall	New London	CT	2000	03/10/05	259,818	93%	2,904,452	HomeGoods, Marshalls, PetSmart, ShopRite
154	Riverplace Shopping Center	Jacksonville	FL	1989	10/08/04	257,912	99%	2,799,677	Beall’s, Sears, Stein Mart, T.J. Maxx
155	Conyers Crossroads	Conyers	GA	2000	03/22/04	458,895	97%	4,787,231	Belk’s, Carmike Cinemas, Circuit City, Kohl’s, Old Navy
156	Village Shoppes of Flowery Branch	Flowery Branch	GA	2002	07/22/04	92,985	97%	1,140,710	Publix
157	Village Shoppes of East Cherokee	Woodstock	GA	2003	05/20/04	128,667	82%	1,560,824	Publix
158	Rolling Meadows	Rolling Meadows	IL	1990	11/29/05	130,436	93%	1,574,678	Jewel-Osco
159	Meridian Towne Centre	Okemos	MI	2004	08/17/05	86,891	85%	944,495	David’s Bridal, Marshalls, Pier 1 Imports	Kroger, Target
160	DSW Plaza at Lake Grove	Lake Grove	NY	1997	11/25/03	251,136	100%	3,707,003	Bally Total Fitness, DSW, Stop & Shop
161	Skytop Pavilion	Cincinnati	OH	1999	11/22/04	133,631	92%	1,587,858	biggs, Gold’s Gym
162	Quail Springs Marketplace	Oklahoma City	OK	2003	05/18/05	294,613	99%	3,862,483	Office Depot, Old Navy, Ross Dress for Less, Ultimate Electronics	Lowe’s
163	Westpark Shopping Center	Glen Allen	VA	2005	05/09/05	176,973	99%	2,328,686	Linens ‘n Things,Tile Shop, Ukrops Supermarket, Victory Lady	Bloom Brothers Furniture

	NP/I&G Institutional Retail Company II, LLC (8)
164	Wakefield Commons	Raleigh	NC	2005	11/03/06	160,949	99%	2,100,147	Kroger, Marquee Cinemas

	NP/SSP Baybrook, LLC
165	Baybrook Gateway	Webster	TX	2006	12/22/06	236,854	99%	2,782,554	Barnes & Noble, CompUSA, Old Navy
						25,982,955	96%	$242,589,498

	Miscellaneous Properties

	BPR Land Partnership, L.P.
1	Undeveloped land parcels (9)	Frisco	TX	—	09/28/98	LAND	—	—

	BPR South, L.P.
2	Undeveloped land parcels (10)	Frisco	TX	—	09/28/98	LAND	—	—

						—	—	—
		STABILIZED PROPERTIES				25,982,955	96%	$242,589,498

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Property Portfolio

				Year			Percent
				Built	Date		Leased			Anchor Tenant Not
	Property Name	City	State	(1)	Acquired	GLA (2)	(3)	ABR	Anchor Tenant (4)	Owned (4)
Redevelopment Properties

	Community and Neighborhood Shopping Centers

	CA New Plan Acquisition Fund, LLC
1	Miracle Mile Shopping Plaza	Toledo	OH	2007	12/21/05	283,046	78%	$1,286,050	Big Lots, Kroger, T.J. Maxx

	CA New Plan Venture Direct Investment Fund, LLC
2	Atlantic Plaza	Satellite Beach	FL	2007	03/01/02	133,070	87%	856,049	Beall’s, Publix

	CA New Plan Venture Fund, LLC
3	Clinton Crossing	Clinton	MS	2007	10/31/03	87,698	31%	338,254	—

	Galileo America LLC (8)
4	Conway Towne Center	Conway	AR	2007	12/12/02	180,519	75%	1,022,290	JC Penney	Office Depot
5	Green Acres	Saginaw	MI	2007	12/12/02	271,506	61%	1,103,635	A.J. Wright

	NPK Redevelopment I, LLC
6	Stateline Square	Southaven	MS	2007	10/07/05	—	—	—	—
7	Germantown Square	Cordova	TN	2007	10/07/05	—	—	—	—
8	Riverdale Square	Memphis	TN	2007	10/07/05	—	—	—	—

	Westgate Mall, LLC
9	Westgate	Fairview Park	OH	2007	02/25/05	—	—	—	Kohl’s
		REDEVELOPMENT PROPERTIES				955,839	69%	$4,606,279

New Development Properties

	Community and Neighborhood Shopping Centers

	Galileo America LLC (8)
1	Coastal Landing	Brooksville	FL	2007	01/10/06	—	—	—	—

		JOINT VENTURE PORTFOLIOS (8)				26,938,794	95%	$247,195,777

		TOTAL PORTFOLIO (7)				68,271,136	92%	$587,795,260

(1)             Year of most recent redevelopment or year built if no redevelopment has occurred.

(2)             Includes building square footage for ground leases.

(3)             Includes all leases in effect on December 31, 2006, including those that are fully executed, but not yet open.

(4)             Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet, whose lease term is greater than one year.

(5)             In accordance with the provisions of EITF 04-5, this property has been included as a consolidated entity in the Company’s financial statements.

(6)             GLA for the property represents expected GLA when redevelopment is complete; ABR is based on leases executed.

(7)             Includes 100 percent of properties owned by unconsolidated joint ventures.

(8)             Includes impact of master lease agreements.

(9)             Comprised of approximately 27.1 acres of undeveloped land.

(10)       Comprised of approximately 8.4 acres of undeveloped land.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2006

Managed Portfolios

									Anchor
			Year	Date		Percent		Anchor	Tenant
Property Name	City	State	Built (1)	Acquired	GLA (2)	Leased (3)	ABR	Tenant (4)	Not Owned (4)
MANAGED PORTFOLIOS (5)
Stabilized Properties

Community and Neighborhood Shopping Centers

Pension Reserves Investment Management Board - Commonwealth of Massachusetts
1 Gwinnett Market Fair	Duluth	GA	1987	—	194,090	90%	$2,018,036	Bed Bath & Beyond, Marshalls, T.J. Maxx
2 Mount Prospect Plaza	Mt. Prospect	IL	1987	—	299,300	92%	2,616,587	Garden Fresh, Marshalls, Walgreen's	Wal-Mart
3 Neptune Shopping Center	Neptune Township	NJ	2005	—	215,424	99%	2,559,603	Home Goods, Marshalls, ShopRite

	TOTAL MANAGED PORTFOLIOS (5)				708,814	94%	$7,194,225

(1)                Year of most recent redevelopment or year built if no redevelopment has occurred.

(2)                Includes building square footage for ground leases.

(3)                Includes all leases in effect at December 31, 2006, including those that are fully executed, but not yet open.

(4)                Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet, whose lease term is greater than one year.

(5)                The Company does not have an ownership interest in these properties, but receives certain fees for management and leasing services provided.  This property data has otherwise been excluded from the information presented in this Supplemental Disclosure.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Summary of Joint Venture Portfolios

		Joint Venture Debt					Company
									Investments in /
			Average	Average	%	%			Advances to
		Amount	Interest	Term	Fixed Rate	Variable Rate	Percent		Unconsolidated
Property Name	JV Partner	Outstanding (1)	Rate	Remaining	Debt	Debt	Ownership	Economic Structure	Ventures

UNCONSOLIDATED VENTURES

Arapahoe Crossings, L.P.	Foreign investor	$47,805,497	5.34%	6.8 years	100%	—	30%	Increased participation after 10% return	$6,476,696
BPR Land Partnership, L.P.	George Allen / Milton Schaffer	—	—	—	—	—	50%	10% return	1,038,878
BPR Shopping Center, L.P.	Foreign investor / George Allen / Milton Schaffer	67,777,360	6.64%	4.9 years	100%	—	25%	Increased participation after 10% return	2,808,417
BPR South, L.P.	George Allen / Milton Schaffer	—	—	—	—	—	50%	10% return	871,163
CA New Plan Acquisition Fund, LLC (2)	Major U.S. pension fund	67,863,896	7.35%	0.6 years	—	100%	10%	Increasing participation after 10% IRR	2,408,261
CA New Plan Venture Direct Investment Fund, LLC (2)	Major U.S. pension fund	44,996,527	6.19%	4.8 years	59%	41%	10%	-	743,562
CA New Plan Venture Fund, LLC (2)	Major U.S. pension fund	47,296,430	7.00%	2.0 years	19%	81%	10%	Increasing participation after 12% IRR	3,258,358
Galileo America LLC	Galileo Shopping America Trust	1,276,116,137	5.59%	5.7 years	91%	9%	5%	-	34,843,357
NP/I&G Institutional Retail Company, LLC	JPMorgan Investment Management Inc.	281,384,665	4.94%	7.5 years	88%	12%	20%	Increased participation after 12% IRR	29,173,714
NP/I&G Institutional Retail Company II, LLC	JPMorgan Investment Management Inc.	21,000,000	5.48%	9.9 years	100%	—	20%	Increased participation after 10% IRR	1,808,069
NPK Redevelopment I, LLC (3)	Kmart Corporation (Sears Holding Corp.)	—	—	—	—	—	20%	Increasing participation after 10% return	3,557,011
NP/SSP Baybrook, LLC	JPMorgan Investment Management Inc.	41,000,000	5.59%	4.9 years	100%	—	20%	Increased participation after 10% IRR	2,891,525
Westgate Mall, LLC	Transwestern Investment Company / The Richard E. Jacobs Group	27,720,000	7.21%	0.1 years	—	100%	10%	Increasing participation after 13% IRR	1,521,848
									$91,400,857
CONSOLIDATED VENTURES (4)

NewSem Tyrone Gardens LLC	The Sembler Company	$8,885,331	5.24%	2.2 years	100%	—	90%	—	$—

(1)          Excludes unamortized premiums and discounts.

(2)          AEW serves as the advisor for the joint venture partner.

(3)         The Company has committed to contribute a total of $6.0 million to this joint venture.  Percent ownership represents the Company’s ownership interest in the joint venture subsequent to such contributions.

(4)          In accordance with the provisions of EITF 04-5, this property has been included as a consolidated entity in the Company’s financial statements.  Therefore, the Company’s equity investment balance has been eliminated and the debt associated with this property has been reported as a component of the Company’s consolidated debt amount.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.
Supplemental Disclosure - Quarter Ended December 31, 2006

Summary of Unconsolidated Joint Venture Financials
(Unaudited, dollars in thousands, except footnotes)

	As of 12/31/06
		Company
	As Reported	Pro Rata Share
BALANCE SHEET
Assets:
Real estate assets	$3,030,086	$280,986
Accumulated depreciation	(156,235)	(15,306)
NET REAL ESTATE	2,873,851	265,680
Trade receivables, net of allowance for doubtful accounts	27,536	2,890
Other assets, net of accumulated amortization	206,717	19,042

TOTAL ASSETS	$3,108,104	$287,612

Liabilities:
Mortgages payable, net of unamortized premium	$1,930,025	$182,989
Credit facilities	—	—
Amounts payable to New Plan	6,314	520
Other liabilities	129,672	9,523
TOTAL LIABILITIES	2,066,011	193,032

TOTAL EQUITY	1,042,093	94,580

TOTAL LIABILITIES AND EQUITY	$3,108,104	$287,612

	Three Months Ended 12/31/06		Twelve Months Ended 12/31/06
		Company		Company
	As Reported	Pro Rata Share	As Reported	Pro Rata Share
INCOME STATEMENT
Total revenues	$88,546	$8,108	$328,346	$34,353
Operating expenses	(25,873)	(2,506)	(95,313)	(10,524)
NET OPERATING INCOME	62,673	5,602	233,033	23,829

Interest expense	26,166	2,447	100,838	10,547
Depreciation and amortization	26,500	2,190	104,197	10,285
Other expense (income)	(154)	(89)	(418)	(392)
Gain on sale of real estate	—	—	—	—
INCOME FROM CONTINUING OPERATIONS	10,161	1,054	28,416	3,389

INCOME FROM DISCONTINUED OPERATIONS (1)	17,208	(5)	18,989	489

NET INCOME	$27,369	$1,049	$47,405	$3,878

Fee income adjustment (2)	—	325	—	1,265

ADJUSTED NET INCOME	$27,369	$1,374	$47,405	$5,143

	Three Months Ended 12/31/06		Twelve Months Ended 12/31/06
		Company		Company
	As Reported	Pro Rata Share	As Reported	Pro Rata Share
FUNDS FROM OPERATIONS (3)
Net income	$27,369	$1,374	$47,405	$5,143
Add:
Depreciation and amortization
Continuing operations real estate assets	26,500	2,190	104,197	10,285
Discontinued operations real estate assets	62	6	763	70
Deduct:
Loss (gain) on sale of real estate (4)	—	—	—	—
(Gain) loss on sale of discontinued operations (4)	(17,253)	—	(18,800)	(78)
FUNDS FROM OPERATIONS	$36,678	$3,570	$133,565	$15,420

(1)             The Company’s pro rata share of income from discontinued operations has been adjusted to eliminate the Company’s pro rata share of the gain on sale of Ventura Downs and Odessa-Winwood Town Center, which properties were acquired from CA New Plan Venture Fund, LLC and CA New Plan Venture Direct Investment Fund, LLC, respectively.

(2)             Represents the Company’s ownership interest in fee income earned.

(3)             FFO is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  Please refer to page 8 for additional information regarding the Company’s definition of FFO.

(4)             Excludes gain / loss on sale of land.

Includes results from direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR Shopping Center, L.P.; BPR South, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC; Galileo America LLC; NP/I&G Institutional Retail Company, LLC; NP/I&G Institutional Retail Company II, LLC; NPK Redevelopment I, LLC;  NP/SSP Baybrook, LLC and Westgate Mall, LLC.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2006 should be read in conjunction with the above information.